                                  SCHEDULE 14A
                                   (RULE 14a)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] CONFIDENTIAL, FOR USE OF THE COMMISSION
                                         ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              BANCFIRST OHIO CORP.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
                                                                       ---------
    (2) Aggregate number of securities to which transaction applies:
                                                                    ------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                                                                  --------------
    (4) Proposed maximum aggregate value of transaction:
                                                        ------------------------
    (5) Total fee paid:
                       ---------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
                               -------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:
                                                     ---------------------------

    (3) Filing Party:
                     -----------------------------------------------------------

    (4) Date Filed:
                   -------------------------------------------------------------

                              BANCFIRST OHIO CORP.
                                 422 MAIN STREET
                             ZANESVILLE, OHIO 43701
                            TELEPHONE: (614) 452-8444

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To The Shareholders:

         The Annual Meeting of Shareholders of BancFirst Ohio Corp., an Ohio corporation (the "Company") will be held at the John McIntire Public Library, 220 North Fifth Street, Zanesville, Ohio, on the 23rd day of April, 1998 at 10:00 a.m., local time, for the following purposes:

         1. To elect to the Board of Directors three (3) Class II directors for a term of three (3) years and until their successors are elected and qualified;

         2. To approve the adoption of the Company's 1997 Omnibus Stock Incentive Plan;

         3. To approve and ratify the appointment of Coopers & Lybrand, L.L.P., as independent auditors for the fiscal year ending December 31, 1998; and

         4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         Only shareholders of record at the close of business on March 2, 1998, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. The stock transfer books will not be closed.

                                        By Order of the Board of Directors


                                                 William F. Randles
                                                 Chairman of the Board

March 8, 1998

                              BANCFIRST OHIO CORP.
                                 422 MAIN STREET
                             ZANESVILLE, OHIO 43701
                            TELEPHONE: (614) 452-8444

                                 PROXY STATEMENT

         The accompanying Proxy is solicited by the Board of Directors of BancFirst Ohio Corp. (the "Company"), for use at the Annual Meeting of Shareholders to be held on April 23, 1998, at 10:00 a.m. local time, at the John McIntire Public Library, 220 North Fifth Street, Zanesville, Ohio, or at any adjournments thereof. When the proxy is properly executed and returned to the Company, the shares it represents will be voted at the Annual Meeting in accordance with the directions noted thereon or, if no direction is indicated, such shares will be voted in favor of the proposals set forth in the Notice of Annual Meeting of Shareholders attached hereto. The shares represented by any Proxy which directs abstention on any proposal will not be voted on such proposal, but will be included in calculating the shares represented by proxy at the Annual Meeting. Broker non-votes on the proposals are treated as shares as to which voting power has been withheld by the beneficial holders of those shares and, therefore, as shares not entitled to vote on the proposal as to which there is the broker non-vote. Any shareholder may revoke his or her Proxy at any time before it is voted by delivering a later dated Proxy to the Secretary of the Company, at the Company's principal office, or by voting at the Annual Meeting. References herein to "FNB" mean The First National Bank of Zanesville, a wholly-owned subsidiary of the Company; references herein to "CSB" mean County Savings Bank, a wholly-owned subsidiary of the Company; and references to "Bellbrook" mean The Bellbrook Community Bank, a wholly-owned subsidiary of the Company.

         Only shareholders of record at the close of business on March 2, 1998 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

         The Company has outstanding only common stock with no par value per share (the "Common Stock"), of which 4,038,244 shares were issued and 3,982,952 shares were outstanding at the close of business on March 2, 1998. Each outstanding share of Common Stock is entitled to one vote. Upon request, holders of Common Stock are entitled to cumulative voting in the election of directors of the Company. When shares are voted cumulatively, the shareholder multiplies the number of his shares by the number of directors to be elected and may give any one or more nominees any portion of his total votes as so computed.

         This Proxy Statement, together with the Notice of Annual Meeting of Shareholders, Proxy and Annual Report of the Company for the fiscal year ended December 31, 1997 (the "Annual Report"), was first mailed to shareholders on or about March 20, 1998.

                              ELECTION OF DIRECTORS

GENERAL

         The Articles of Incorporation of the Company provide for a Board of Directors composed of not less than seven nor more than fifteen directors. The Board of Directors has fixed the number of directors at eight.

         The Articles of Incorporation of the Company designate three classes of directors, with each class serving a term of three (3) years. The three nominees for Class II director who will stand for election at this Annual Meeting are:
Philip E. Burke; Gary N. Fields; and James L. Nichols.

         Except where authority to vote for the nominees shown below is withheld, the proxyholders will vote the Proxy received by them FOR these nominees for the term indicated, and until their successors are duly elected and qualified. Although the Board of Directors has no reason to believe that any of the nominees will decline or be unable to serve as a director, should that occur, the Proxies will be voted by the proxyholders for such other person or persons as may be designated by the present Board of Directors.

INFORMATION REGARDING NOMINEES AND CONTINUING DIRECTORS

         The following information was supplied to the Company by the listed nominees and continuing directors of the Company.

                                           NOMINEES
                                                                                              FIRST
                                                                                              YEAR
                                                                                             ELECTED
NAME                                     AGE     PRINCIPAL OCCUPATION                       DIRECTOR
----                                     ---     --------------------                       --------
CLASS II-TERM
EXPIRES 1998:

Philip E. Burke                           60     President, Chief Executive Officer             1996
                                                 and Director of Burke Products, Inc.

Gary N. Fields                            57     President of the Company                       1997

James L. Nichols                          54     Treasurer, The Ohio State University           1997

CLASS III-TERM
EXPIRES 1999:

Milman H. Linn, III                       67     President of Zanesville Stoneware Co.          1990

John W. Straker, Jr.                      42     President of Oxford Oil Company                1993

CLASS I-TERM
EXPIRES 2000:

Richard O. Johnson, D.H.L.                69     President of J.J. Agro, Inc.                   1990

William F. Randles                        64     Chairman of the Board of the                   1990
                                                 Company, and General Manager of
                                                 T.C.I. Cablevision of Ohio, Inc.

Karl C. Saunders, M.D., MBA,  F.A.C.S.    46     President and CEO, Saunix Management, Ltd.     1990
                                                 Orthopaedic Surgeon with Orthopaedic
                                                 Associates of Zanesville

PHILIP E. BURKE

         Philip E. Burke has served as a director of the Company since 1996. Mr. Burke has served as a director of Bellbrook since 1982. Mr. Burke has served as President and Chief Executive Officer of Burke Products, Inc. since 1966.

GARY N. FIELDS

         Gary N. Fields has served as President and Chief Executive Officer of the Company since April 1996 and was appointed a director of the Company and CSB in September 1996. He had served as Vice President of the Company from February 1994 to April 1996. From September 1991 to February 1994, he was employed by Bank One, Columbus where he coordinated the merger of The Central Trust Company of Central Ohio into Bank One. From September 1986 to September 1991, he served as president of The Central Trust Company of Central Ohio.

JAMES L. NICHOLS

         James L. Nichols has served as a director of the Company in September 1996 and has served as a director of CSB since February 1992. Mr. Nichols has served as the Treasurer of The Ohio State University since 1981.

MILMAN H. LINN, III

         Milman H. Linn, III has served as a director of FNB since 1981 and a director of the Company since 1990. Mr. Linn Serves as President of Zanesville Stoneware Co., first elected to that position in June 1957.

JOHN W. STRAKER, JR.

         John W. Straker, Jr. began serving as a director of FNB and the Company in 1993. In September 1996, Mr. Straker resigned from the board of FNB and was elected a director of CSB. Since 1984, Mr. Straker has served as President of Oxford Oil Company.

RICHARD O. JOHNSON, D.H.L.

         Richard O. Johnson has served as a director of FNB since 1982 and a director of the Company since 1990. Since 1991, Mr. Johnson has been President of J.J. Agro, Inc. From 1952 to 1991, Mr. Johnson served as President and Manager of the Clay City Beverage Company. Mr. Johnson is a director of National Gas and Oil Company.

WILLIAM F. RANDLES

         William F. Randles has served as a director of FNB since 1984 and a director of the Company since 1990. Since January 1996, Mr. Randles has served as Chairman of the Board of the Company and FNB. Since 1967, Mr. Randles has been General Manager of T.C.I. Cablevision of Ohio, Inc. He also serves as a director of G-Pax, Inc.

KARL C. SAUNDERS, M.D., MBA, F.A.C.S.

         Karl C. Saunders has served as a director of FNB since 1989 and a director of the Company since 1990. Dr. Saunders, M.D., MBA, F.A.C.S. is President and CEO of Saunix Management, Ltd. and is also an orthopaedic surgeon with Orthopaedic Associates of Zanesville.


                      MEETINGS AND COMMITTEES OF THE BOARD

         The Board, pursuant to its powers, has designated an Audit Committee. The Board has no nominating committee or other committee which performs similar functions. The Board held 12 regularly scheduled meetings during the year ended December 31, 1997. Each member of the Board attended at least 75% of the aggregate number of meetings of the Board and the number of meetings held by all committees of the Board on which he served.

         The Audit Committee examines, at least annually, the affairs of the Company, ascertains whether the accounts are correctly kept and whether the condition of the Company corresponds with its accounts, and makes recommendations to the Board of Directors. The committee held 13 meetings during the year ended December 31, 1997. Messrs. Johnson, Nichols, Straker and Saunders are presently members of the Committee.

         The Compensation Committee is responsible for making recommendations to the Board of Directors regarding salaries and bonuses to be paid to executive officers. During the year ended December 31, 1997 this committee held 8 meetings. Messrs. Linn, Straker, Saunders and Stewart are presently members of this committee.

                    INFORMATION REGARDING EXECUTIVE OFFICERS

         The following information was supplied to the Company by the listed executive officers and key employees of the Company, FNB, CSB and Bellbrook and is current as of March 2, 1998. All executive officers serve a term of one (1) year, unless removed from office pursuant to the Code of Regulations of the Company. Officers of the subsidiaries serve at the pleasure of such subsidiary's Board of Directors.

           NAME                 AGE                        POSITION
           ----                 ---                        --------
Gary N. Fields                   57        President and Chief Executive Officer and
                                           Director of the Company; Director of CSB

James H. Nicholson (1)           35        Vice President and Secretary of the
                                           Company; President, Chief Executive Officer
                                           and Director of FNB

Edward N. Cohn (2)               39        Vice President of the Company; President
                                           and Chairman of the Board of CSB

Michael S. Kappas (3)            50        Vice President of the Company; Executive
                                           Vice President and Vice Chairman of the
                                           Board of CSB

Ingrid H. Phillips (4)           41        Vice President of the Company; Senior
                                           Vice President of CSB

Kim M. Taylor (5)                42        Treasurer and Chief Financial Officer of
                                           the Company; Senior Vice President and
                                           Chief Financial Officer of CSB

Theresa L. Barnhart (6)          43        Senior Vice President of FNB

Robert M. Butler (7)             51        Senior Vice President of FNB, President
                                           and Chief Executive Officer of FFSG, NA

Joseph M. Arie (8)               40        Senior Vice President of FNB

Charles E. White (9)             58        Senior Vice President of FNB

Gary L. McGlaughlin (10)         48        Executive Vice President of CSB

Mark A. Gearhart (11)            45        Senior Vice President of CSB

Kevin W. Nelson (12)             34        President and CEO of Bellbrook

Gary C. Smith (13)               50        Senior Vice President of CSB

Thomas J. Selock (14)            45        Executive Vice President of FNB

(1) James H. Nicholson has served as Secretary of the Company since April 1991, Vice President of the Company since September 1996 and President and Director of FNB since February 1997. Mr. Nicholson served as Executive Vice President of FNB from May 1996 to January 1997 and Chief Operating Officer of FNB from August 1996 to January 1997. Mr. Nicholson served as Chief Financial Officer of FNB from April 1994 to September 1996, served as Controller of FNB from June 1990 to April 1994 and served as Treasurer of the Company from April 1991 to September 1996.

(2) Edward N. Cohn has served as Vice President of the Company since September 1996. Mr. Cohn has served as Chairman of the Board of Directors and President of CSB since September 1993. Prior to September 1993, Mr. Cohn served as a Director and as President of the Licking and Franklin County Divisions for CSB.

(3) Michael S. Kappas has served as Vice President of Operations and Systems of the Company since February 1997. Mr. Kappas has served as Executive Vice President of CSB since February 1993 and as Vice Chairman since September 1993. Prior to February 1993, Mr. Kappas served as a Director and as Chief Financial Officer of CSB.

(4) Ingrid H. Phillips has served as Vice President of Human Resources of the Company since February 1997. Ms. Phillips has served as Senior Vice President of CSB since February 1993. Prior to February 1993, Ms. Phillips served as Vice President/Controller of CSB.

(5) Kim M. Taylor has served as Chief Financial Officer/Treasurer of the Company since September 1996. Mr. Taylor has served as Senior Vice President of CSB since February 1993 and as Chief Financial Officer since September 1993. Prior to February 1993, Mr. Taylor served as Vice President of Finance/Treasurer of CSB.

(6) Theresa L. Barnhart has served as Senior Vice President of FNB since April 1994. Ms. Barnhart currently serves as FNB's Senior Operations Officer. Ms. Barnhart joined FNB in 1971 and has held numerous positions within FNB's operations area.

(7) Robert M. Butler has served as Senior Vice President of FNB since February 1995 and President of FFSG, NA since July 1996. From August 1993 to February 1995, Mr. Butler served as Senior Vice President of the Trust Company of Kentucky, Ashland, Kentucky. From July 1989 to July 1993, he served as Vice President and Senior Trust Officer of United Southern Bank, Estis, Florida.

(8) Joseph M. Arie has served as Senior Lending/Senior Credit Officer of FNB since November 1996. From March 1996 to November 1996, Mr. Arie served as Group Vice President, Small Business Lending. From June 1992 to March 1996, Mr. Arie served as Vice President and Manager of the Columbus Small Business Lending Center. From January 1987 to May 1992, Mr. Arie served as Vice President, Commercial Lending Officer for Busey Bank, Urbana, Illinois.

(9) Charles E. White has served as Senior Vice President of FNB since November 1987.

(10) Gary L. McGlaughlin has served as Executive Vice President and Chief Lending Officer of CSB since February 1993. Prior to February 1993, Mr. McGlaughlin served as Chief Lending Officer of CSB.

(11) Mark A. Gearhart has served as Senior Vice President of CSB since February 1993. Prior to February 1993, Mr. Gearhart served as Vice President of CSB.

(12) Kevin W. Nelson has served as President and CEO of Bellbrook since February 1998. Mr. Nelson joined Bellbrook in February 1997, serving as the bank's Senior Lending Officer. From October 1995 to February 1997, Mr. Nelson served as Assistant Vice President, United National Bank and Trust Co., Canton, Ohio. From September 1988 to October 1995, he served as Assistant Vice President, Consumer Loan Officer, FirstMerit EST National Bank, Elyria, Ohio.

(13) Gary C. Smith has served as President of CSB, Licking County Division, since August 1997. From August 1993 to August 1997, Mr. Smith served as Senior Vice President/Senior Lending Officer of Elyria Savings & Trust National Bank, Elyria, Ohio. From August 1991 to August 1993, he served as Division President, Peoples Bank, Marietta, Ohio.

(14) Thomas J. Selock has served as Executive Vice President of FNB since November 1997. From September 1991 to November 1997, he was Senior Vice President for Bank One, N.A. in the Zanesville market with responsibilities in commercial lending and management. Prior to September 1991, he served as Vice President of Commercial Lending for Bank One Cambridge, N.A.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth information with respect to each person known to the Company to be the beneficial owner of more than 5% of the issued and outstanding common stock of the Company as of March 2, 1998, the nominees for director, the directors, the executive officers named in the Summary Cash Compensation Table, and the officers and directors as a group. The common stock ownership information includes current shareholdings and, if applicable, common stock subject to warrants, options or other convertible securities which are currently exercisable or exercisable within 60 days:

                                                                                                        PERCENT OF
               NAME AND ADDRESS OF                        NUMBER OF SHARES                              OUTSTANDING
                BENEFICIAL OWNER                         BENEFICIALLY OWNED                          COMMON STOCK (1)
                ----------------                         ------------------                          ----------------
First Financial Services Group, N.A., Trustee                 436,352 (2)                                  10.96%
   422 South Main Street
   Zanesville, Ohio 43702-2668
J.W. Straker, Sr.                                                280,651                                    7.05%
   4120 Harbor Oaks Court
   Bonita Springs, Florida 33923
Philip E. Burke                                                    6,182                                       *
Gary N. Fields                                                     5,969                                       *
Richard O. Johnson                                                61,366                                    1.54%
Milman H. Linn, III                                               99,164                                    2.49%
James L. Nichols                                                   1,760                                       *
William F. Randles                                                16,937                                       *
Karl C. Saunders                                                  10,089                                       *
John W. Straker, Jr.                                             215,577                                    5.41%
James H. Nicholson                                                 5,198                                       *
Edward N. Cohn                                                     7,306                                       *
Joseph M. Arie                                                     2,056                                       *
Michael S. Kappas                                                  4,788                                       *
All officers and directors                                       459,742                                   11.54%
  as a group (22 persons)

*        Less than one percent.

(1) Percentages are based upon 3,982,952 shares of Common Stock outstanding.

(2) Of these shares, First Financial Services Group, N.A. has no investment power in 333,202 shares and sole voting power in 103,150 shares.

                               BOARD OF DIRECTORS

         Set forth below is information regarding the members of the Board of Directors of each Subsidiary of the Company:

THE FIRST NATIONAL BANK OF ZANESVILLE

WILLIAM F. RANDLES, Chairman of the Board, General Manager, TCI Cablevision of Ohio, Inc.
FRANK J. DOSCH, CLU, ChFC, District Agent, Northwestern Mutual Life, President, The Forker Company
SUSAN S. HENDERSON, Associate Professor, Muskingum Area Technical College RICHARD O. JOHNSON, DHL, President, J.J. Argo, Inc.
MILMAN H. LINN, III, President and General Manager Zanesville Stoneware Company JAMES H. NICHOLSON, President and CEO of The First National Bank of Zanesville KARL C. SAUNDERS, MD, MBA, FACS, President and CEO, Saunix Management, Ltd., Orthopaedic Surgeon, Orthopaedic Associates
WILLIAM T. STEWART, PHD, PE, President, Stewart Glapat Corp.
LYNN H. WILLETT, PHD, President, Muskingum Area Technical College


COUNTY SAVINGS BANK

EDWARD N. COHN, Chairman of the Board, President County Savings Bank
MICHAEL S. KAPPAS, Vice Chairman, Executive Vice President, County Savings Bank JAMES M. MORAN, Senior Vice President Sales, Checkfree Corporation
JAMES L. NICHOLS, Treasurer, The Ohio State University
JOHN W. STRAKER, JR., President, Oxford Oil Company
GARY N. FIELDS, President and CEO, BancFirst Ohio Corp.
JAMES H. MATESICH, CEO - Operations and Administration, Matesich Distributing
Co.


BELLBROOK COMMUNITY BANK

YENEMA V. (BURMA) FERNANDEZ, Chairperson of the Board, Owner and Operator, Bellbrook Shopping Plaza
PHILIP E. BURKE, President, Burke Products, Inc.
HOWARD M. CARL, Owner, Optometrist
RAY A. COX, Partner, Cox, Ginger, and Root, Attorneys at Law
KEVIN W. NELSON, President and CEO, Bellbrook Community Bank
JOHN M. GLOYD, Retired President, Bellbrook Community Bank
JAMES W. GRUSHON, Retired/Owner, Thomas & Grushon Insurance Co.
RICHARD B. PAVLAK, President, PRD Corp.
CHARLES R. POSTON, President, Dayton Hasty Tasty, Inc.
GRAHAM L. ROGERS, Owner, Rogers-McNay Insurance Agency, National Insurance Agents, Inc., R&R Co., R&R Investments Co., Troy Town Co.


FIRST FINANCIAL SERVICES GROUP, N.A.
(Subsidiary of The First National Bank of Zanesville)

MILMAN H. LINN, III, Chairman of the Board, President and General Manager, Zanesville Stoneware Company
JAMES H. NICHOLSON, President and CEO, The First National Bank of Zanesville ROBERT M. BUTLER, President and CEO, First Financial Services Group, N.A.
FRANK J. DOSCH, CLU, CHFC, District Agent, Northwestern Mutual Life, President, The Forker Company
WILLIAM T. STEWART PHD, PE, President, Stewart Glapat Corp.


DIRECTORS EMERITI

Robert W. Forker, CLU
Charles A. Gorsuch
J.W. Straker, Sr.

                             EXECUTIVE COMPENSATION

REMUNERATION OF EXECUTIVE OFFICERS

         The following table sets forth as to the person who served as Chief Executive Officer in 1997 and the four highest paid executive officers whose annual salary and bonus for 1997 exceeded $100,000, information regarding all forms of compensation paid or payable by the Company, FNB or CSB for services in all capacities for the years indicated:

                                             SUMMARY COMPENSATION TABLE
                                                                               LONG TERM COMPENSATION
                                             ANNUAL COMPENSATION                       AWARDS
                                   --------------------------------------     ------------------------
                                                                              RESTRICTED
                                                             OTHER ANNUAL       STOCK       SECURITIES        ALL OTHER
NAME AND PRINCIPAL                                           COMPENSATION       AWARDS      UNDERLYING      COMPENSATION
POSITION                  YEAR     SALARY ($)    BONUS ($)      ($)(1)          ($)(2)      OPTIONS (#)          ($)
-------------------------------------------------------------------------------------------------------------------------
Gary N. Fields            1997        155,712       28,875        --              28,875          4,200         21,770(4)
Chief Executive Officer   1996        129,490       60,000        --                   0              0         19,362
of the Company (3)        1995        103,500       15,000        --                   0              0          8,196


James H. Nicholson        1997        129,245       40,000        --              40,000          4,380         19,793(4)
President of FNB          1996         91,211       60,000        --                   0              0         17,759
                          1995         73,735       32,890        --                   0              0         13,821

Edward N. Cohn            1997        200,000       17,630        --              17,630          2,500          9,080(4)
President of CSB (5)      1996         71,538       40,380        --                   0              0          8,950

Joseph M. Arie            1997        116,693       26,035        --              26,035          2,190         17,313(4)
Senior Vice President     1996         93,513       10,000        --                   0              0         16,741
of FNB                    1995         62,875       39,946        --                   0              0         14,297

Michael S. Kappas (6)     1997        168,000       14,809        --              14,809              0         10,190(4)
Executive Vice            1996         60,092       33,919        --                   0              0          9,370
President of CSB

------------------
(1) The aggregate amount of perquisite compensation to be reported herein is less than the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the named executive officer. No other annual compensation was paid or payable to the named executive officers in the years indicated.

(2) Represents the dollar value of stock awarded to the officer, at his election, pursuant to the Company's Bonus Shares Program whereby the named officer was permitted to forego a portion of his bonus and receive shares of the Company's stock. Pursuant to such plan, if the officer holds such shares for a period of 5 years from such issuance, the Company will issue additional stock to such officer in an amount equal to 50% of such original award. The stock awards are subject to shareholder approval of the 1997 Omnibus Stock Incentive Plan.

(3) Mr. Fields joined the Company in February 1994, and was elected Chief Executive Officer of the Company in April 1996.

(4) Represents dollar value of term life insurance premiums paid by the Company on behalf of Messrs. Fields ($2,250), Nicholson ($277), Cohn ($330), Arie ($172) and Kappas ($1,440) and Company contributions to defined contribution plans on behalf of Messrs. Fields ($19,520), Nicholson ($19,516), Cohn ($8,750), Arie ($17,141) and Kappas ($8,750).

(5) Mr. Cohn joined the Company on August 14, 1996 in connection with the consummation of the Company's acquisition of CSB. His annual compensation is determined pursuant to an employment agreement entered into between CSB and Mr. Cohn prior to the acquisition of CSB by the Company.

(6) Mr. Kappas joined the Company on August 14, 1996 in connection with the consummation of the Company's acquisition of CSB. His annual compensation is determined pursuant to an employment agreement entered into between CSB and Mr. Kappas prior to the acquisition of CSB by the Company.

DIRECTOR COMPENSATION

         Each director of the Company receives a $5,500 retainer and $250 for each meeting of the Company's Board of Directors and committees of the Board attended. Each director of FNB receives a $5,500 retainer and $250 for each meeting of FNB's Board of Directors and committees of the Board attended. Each director of CSB receives $1,000 for each meeting of CSB's Board of Directors attended and $450 for each meeting of a committee of the Board attended. Each director of Bellbrook receives $200 for each meeting of Bellbrook's Board of Directors and committees of the Board attended. Mr. Randles receives a $15,000 retainer for serving as Chairman of the Board of the Company and a $5,000 retainer for serving as Chairman of the Board of FNB. Directors receive no compensation for meetings of the Compensation Committee and the committee that administers the Employee Stock Purchase Plan. The directors who also serve as officers of the Company, FNB, CSB or Bellbrook and the Secretary to the Board of Directors do not receive compensation for meetings attended.


                    OPTION/SAR GRANTS IN LAST FISCAL YEAR(1)

         The following table provides information on option grants in 1997 to the named executive officers. Such options were granted subject to approval of the 1997 Omnibus Stock Incentive Plan by the shareholders.

                                                                    INDIVIDUAL GRANTS
                          -------------------------------------------------------------------------------------------------------
                              Number of          % of Total
                              Securities      Options Granted
                              Underlying      to Employees in    Exercise Price     Expiration    Market Value     Grant Date
Name                      Options Granted(2)      1997(3)         ($/Share)(4)         Date      on Grant Date   Present Value(5)
-------------------       -------------------------------------------------------------------------------------------------------
Gary N. Fields                  4,200               9.3%          $47.00-$56.00      12/12/17        $47.00          $50,736

James H. Nicholson              4,380               9.7%          $47.00-$56.00      12/12/17        $47.00          $52,910

Edward N. Cohn                  2,500               5.5%          $47.00-$56.00      12/12/17        $47.00          $30,200

Joseph M. Arie                  2,190               4.9%          $47.00-$56.00      12/12/17        $47.00          $26,455

Michael S. Kappas                 0                  0                 N/A             N/A            N/A              N/A

------------------

(1) No stock appreciation rights were granted to executive officers in 1997.

(2) The options granted in 1997 are exercisable 25% after the first year from the grant date, 50% after the second year, 75% after the third year and 100% after the fourth year.

(3) The Company granted options to purchase an aggregate of 45,120 shares to employees in 1997.

(4) For each of the named executive officers, the exercise price for 25% of the options granted is $47.00, for 25% of the options granted is $50.00, for 25% of the options granted is $53.00 and for 25% of the options granted is $56.00.

(5) The Company used the Black-Scholes model of option valuation to determine the grant date present value. The Company does not advocate or necessarily agree that the Black-Scholes model can properly determine the value of an option. Calculation of the valuation assumes an interest rate (risk-free rate of return) of 5.75%; annual dividend yield of 2.25%; and volatility of 21.61%.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION VALUES(1)

         The following table provides information on option exercises in 1997 by the named executive officers and the values of such officers' unexercised options at December 31, 1997.

                                                             NUMBER OF SECURITIES          VALUE OF UNEXERCISED IN-THE-MONEY
                                                                  UNDERLYING                           OPTIONS AT
                                                            UNEXERCISED OPTIONS AT                DECEMBER 31, 1997(2)
                                                               DECEMBER 31, 1997           ---------------------------------
                                                        ----------------------------
                             Number of
                          Shares Acquired    Value
Name                        on Exercise     Realized    Exercisable    Unexercisable       Exercisable         Unexercisable
-----------------         ---------------   --------    -----------    -------------       -----------         -------------
Gary N. Fields                   0             $0            0             4,200                $0               $1,575.00

James H. Nicholson               0             $0            0             4,380                $0               $1,642.50

Edward N. Cohn                   0             $0            0             2,500                $0               $  937.50

Joseph M. Arie                   0             $0            0             2,190                $0               $  821.25

Michael S. Kappas                0             $0            0               0                  $0               $       0

------------------

(1) No stock appreciation rights are held by any of the named executive officers.

(2) The value of unexercised options is based upon the difference between the exercise price and the market price on December 31, 1997 of $48.50 per share.


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors has furnished the following report on executive compensation. This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that BancFirst Ohio Corp. specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         The Compensation Committee of the Board of Directors is composed entirely of non-employee directors and no member has any direct or indirect material interest in or relationship with the Company except his stock ownership and position as a director. The Compensation Committee of the Board of Directors has not formalized a policy with respect to qualifying compensation paid to executive officers under Section 162(m) of the Internal Revenue Code, but intends to study the Company's compensation plans to develop a formal policy, if necessary.


COMPENSATION PHILOSOPHY

         The goals of the compensation program are to align compensation with business objectives and performance, and to enable the Company to attract, retain and reward executive officers whose contributions are critical to the long-term success of the Company. The Company is committed to maintaining a competitive pay program that helps attract and retain experienced, highly effective personnel. Historically, to ensure that pay is competitive, the Company has compared its pay practices with those of other comparable mid-western high-performing financial service organizations and sets its pay parameters based on this review. The banks surveyed do not include the NASDAQ bank industry index set forth in the corporate performance graph, but were selected by the Compensation Committee as a peer group solely for the purposes of determining compensation levels.

         Generally, executive officers are rewarded based upon corporate performance and individual performance. Corporate performance is evaluated by reviewing the extent to which strategic and business plan goals are met, including such factors as earnings, return on assets, return on equity and strategic initiatives. None of the factors included in the Company's strategic and business goals is assigned a specific weight. Instead, the Compensation Committee recognizes that these factors may change in order to adapt to specific business challenges and to changing economic and marketplace conditions. Individual performance is evaluated by reviewing organizational and management development progress and the degree to which teamwork and Company values are fostered.

COMPENSATION VEHICLES

         The Company's total compensation program historically consisted solely of cash compensation. In 1997, the Board of Directors adopted an equity-based compensation system, subject to approval of the shareholders. The Company believes that having such a compensation program allows the Company to attract and retain key employees and permits it to provide useful products and services to its customers, enhance shareholder value, encourage innovation, foster teamwork and adequately reward employees.

         Salary. The Named Officers of the Company, other than Mr. Fields, receive no compensation from the Company, but are paid by FNB or CSB for services rendered in their capacities as executive officers of the respective subsidiary. Generally, the Compensation Committee reviews and recommends to the Board of Directors the compensation of the chief executive officer, consisting of base salary, bonus and any equity-based compensation. The chief executive officer of each of the three subsidiaries establishes the salary and bonus levels of the other executive officers within that organization. The executive compensation levels were determined by the respective chief executive officers based on a subjective performance review of each officer and the performance of his or her area of responsibility. The compensation components for executive officers, other than the chief executive officer, do not relate directly to specific Company performance or any targeted performance factors. These recommendations were made to the respective boards and ratified by board action.

         Bonus. The Named Officers of the Company, other than Mr. Fields, are paid by FNB or CSB for services rendered in their capacities as executive officers of the respective subsidiary. The bonus levels for the named officers, other than Mr. Fields, were determined by the Board of Directors of the respective subsidiary, based on a subjective performance review of such officer and the performance of his or her area of responsibility. Each of Mr. Cohn, President and Chairman of the Board of CSB, and Mr. Kappas, Vice Chairman and Executive Vice President of CSB, is party to an Employment Agreement pursuant to which his salary has been determined. The bonuses for executive officers of CSB are calculated pursuant to an existing performance bonus plan of CSB, pursuant to which an executive officer will receive an annual bonus equal to a specified percentage of his or her base salary if certain financial objectives of CSB are achieved.

         For 1997, the Compensation Committee set forth criteria for the 1997 bonus plan for Mr. Fields. To be eligible to receive bonus payments under the plan, the Company was required to meet certain enumerated specifications. Under such plan, Mr. Fields would receive a bonus for achievement by the Company of certain targeted performance levels related to earnings, return on assets and return on equity. For achievement of budgeted after-tax net income per share, Mr. Fields would be paid 22.5% of his base salary. For achievement of less than 100% of the budget but at least 95% of the budget, Mr. Fields would be paid 11.25% of his base salary. For achievement of budget plus each $0.10 per share increment, Mr. Fields would be paid an additional 5% of his base salary.

         For achievement of budgeted return on average assets, Mr. Fields would be paid 3.75% of his base salary. For achievement of less than 100% of budget, but at least 95%, Mr. Fields would be paid 2% of his base salary. For achievement of budget plus an additional .20%, Mr. Fields would be paid 5% of his base salary.

         Finally, for achievement of budgeted return on equity, Mr. Fields would be paid 11.25% of his base salary. For achievement of less than 100% of budget, but at least 95% of budget, Mr. Fields would be paid 6% of his base salary. For achievement of budget plus .50%, Mr. Fields would be paid 15% of his base salary.

         The plan also provides for a reduction in any earned bonus if certain enumerated adverse events occurred during 1997.

         Bonus Shares Program. The Compensation Committee believes that as employees own more shares of the Company, they will incorporate the views of the shareholder into their daily work activities. Thus, all employees who are eligible to receive an annual bonus in excess of $1,000 will be required to receive a minimum of 10% of that annual bonus in stock. The employee may then elect to receive up to an additional 40% of the annual bonus in stock. If the employee holds these shares for five years, the Company will issue 1/2 share for each share held for this period. The Compensation Committee believes that the matching shares provided to the employee after the holding period provide a reward for holding the stock and growing its value.

         Stock Incentive Awards. The purpose of this program is to provide additional incentives to employees to work to maximize shareholder value. The Company also recognizes that a stock incentive program is a necessary element of a competitive compensation package for its employees. The program utilizes vesting periods to encourage its employees to continue in the employ of the Company and thereby acts as a retention device. The Company believes that the program encourages employees to maintain a long-term perspective.

         The stock incentive plan provides a 7% escalation in the exercise price over the first four years after the award and during the vesting period. The value to the executive officer is created over the holding period when the stock price escalates in value, compared with the exercise price to which he or she is entitled. In determining the size of an option award for an executive officer, the Compensation Committee's primary considerations are the "grant value" of the award and the performance of the officer measured against the salary performance criteria described above in determining salary. To determine the grant value guidelines for option awards, the Company surveys the same group of companies that are surveyed for salary purposes. The Company compares an option's market value, determined by assuming an annual increase in the market value of the underlying shares of Common Stock during the term of the option, to the cash component of compensation for a given executive position.

         Based upon a survey of the cash and equity components of compensation for comparable positions in the market, the Company has determined that its compensation goals for 1997 were to provide approximately 50% of the targeted compensation in the form of salary, approximately 25% of the compensation in the form of bonus, and approximately 25% of the compensation in the form of stock options. The Company will determine the percentage make-up of the total targeted compensation package annually.

CHIEF EXECUTIVE OFFICER COMPENSATION

         Mr. Fields has been President and Chief Executive Officer of the Company since April 1996. The Compensation Committee employed the factors and policies described above to determine Mr. Fields' fiscal 1997 total compensation. The salary for Mr. Fields was largely determined based upon comparisons with historical compensation levels within the Company and the existing salary levels of the chief executive officers of the Company's subsidiaries. In addition, Mr. Fields' salary was established in recognition of the responsibility Mr. Fields had in successfully establishing the current corporate structure following the acquisition of CSB. In determining Mr. Fields' bonus pursuant to the 1997 bonus plan, the Compensation Committee recognized the Company's achievement of budgeted after-tax net income per share, which provided Mr. Fields with a bonus of 22.5% of his base salary. In consideration of achievement of budgeted return on average assets, Mr. Fields was paid an additional 3.75% of his base salary. Finally, in achievement of the Company's budgeted return on equity, Mr. Fields was paid 11.25% of his base salary. These components total an aggregate bonus for Mr. Fields of $57,750.00.

         In determining Mr. Fields' stock incentive awards, the Company followed the same policy described above for other executive officers. Stock options are granted to encourage and facilitate stock ownership by the executive officers and to strengthen both their personal commitment to the Company and a longer term perspective on their managerial responsibilities.

         In December 1997, the Compensation Committee granted Mr. Fields an option to purchase 4,200 shares. The options vest over a period of four years. A total of 25% of the options are exercisable at $47.00 per share (equal to the fair market value of the Company's common stock on the date of grant), 25% of the options are exercisable at a price of $50.00 per share, 25% of the options are exercisable at a price of $53.00 per share and 25% of the options are exercisable at a price of $56.00 per share. In granting the options to Mr. Fields, the Compensation Committee reviewed the grant value guidelines described above, evaluated his performance against performance criteria described above and considered competitive data showing total direct compensation for Mr. Fields and comparable chief executive officers of other mid-western high-performing financial service organizations.

         During 1997, no recommendation of the Compensation Committee regarding the Chief Executive Officer's compensation or any determination regarding executive compensation was in any material way modified or rejected by the Board of Directors.

                       Milman H. Linn, III
                       Karl C. Saunders
                       William T. Stewart
                       John W. Straker, Jr.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During 1997, Messrs. Linn, Saunders, Stewart and Straker served as members of the Compensation Committee of the Company's Board of Directors. The Compensation Committee determined the compensation level of the Chief Executive Officer. Mr. Fields, Chief Executive Officer of the Company, determined the compensation levels of each of the other executive officers of the Company.

                           CORPORATE PERFORMANCE GRAPH

         The Stock Price Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent BancFirst Ohio Corp. specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         The graph below compares the yearly percentage change in the cumulative shareholder return on the Company's Common Stock with the cumulative return of the Total Return Index for the NASDAQ Stocks and the NASDAQ Bank Industry Index (SIC Codes 602 and 671) for the period of five fiscal years. The graph assumes reinvestment of all dividends paid on the Company's Common Stock. The shareholder return shown on the graph below is not necessarily indicative of future performance.

                      COMPARISON OF CUMULATIVE TOTAL RETURN
          BANCFIRST OHIO CORP., TOTAL NASDAQ STOCKS, NASDAQ BANK STOCKS






           Assumes that the value of the investment in BancFirst Ohio
          Corp. Stock and each index was $100 at December 31, 1992 and that all dividends were reinvested.


                                   PLOT POINTS

                       1992     1993      1994      1995      1996      1997
                       ----     ----      ----      ----      ----      ----

BancFirst               100    176.77    183.27    244.99    256.96    406.39
Nasdaq Stocks           100    114.80    112.21    158.70    195.19    239.53
Nasdaq Bank Stocks      100    114.04    113.63    169.22    223.41    377.44

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Several directors of the Company and/or FNB and/or CSB and/or Bellbrook are affiliated with entities engaged in various levels of business activity with FNB and/or CSB and/or Bellbrook. These and other transactions of FNB and/or CSB and/or Bellbrook with officers, directors, employees, principal shareholders or affiliates have been or will be (i) made in the ordinary course of business;
(ii) on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons; and (iii) such that they did not or do not involve more than the normal risk of collectibility or present other unfavorable features.


                PROPOSAL TO APPROVE THE ADOPTION OF THE COMPANY'S
                1997 OMNIBUS STOCK INCENTIVE PLAN (SEE EXHIBIT A)

         At the Annual Meeting, shareholders are being asked to approve the adoption of the Company's 1997 Omnibus Stock Incentive Plan (the "1997 Plan"). The Company's Board of Directors voted to adopt the 1997 Plan on August 21, 1997.

         The 1997 Plan provides for the grant of options, stock appreciation rights with respect to shares of common stock of the Company, shares of common stock of the Company, performance share awards which are designated as a specified number of shares of common stock of the Company and earned based on performance, and performance unit awards which are designated as having certain value per unit and earned based on performance (individually an "Award", collectively, the "Awards") to employees of the Company and/or any subsidiary. The 1997 Plan will become effective upon its approval by the shareholders of the Company and continue in effect until August 2002. Options granted under the 1998 Plan may be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options at the discretion of the Board of Directors and as reflected in the terms of the written option agreement.

         The purpose of the 1997 Plan is to provide selected key employees rendering services to the Company an opportunity to acquire an equity interest in the Company. The Company intends to use the 1997 Plan to link the long-term interests of shareholders of the Company and 1997 Plan participants, attract and retain participants' services, motivate participants to increase the Company's value, and create flexibility in compensating participants.

         The 1997 Plan will be administered by the Compensation Committee of the Board of Directors. The Compensation Committee will have the exclusive authority to grant stock options and otherwise administer the 1997 Plan. The proposed 1997 Plan provides that either incentive stock options or nonstatutory stock options may be granted to employees of the Company and/or any subsidiary. The Compensation Committee will select the optionees and determine the number of shares to be subject to each option.

         The proposed 1997 Plan provides that the maximum number of shares of Common Stock which may be granted under options to any one employee during any fiscal year will be 50,000 shares.

GENERAL TERMS AND CONDITIONS OF AWARDS

         Each Award will be evidenced by a written Award Agreement which will set forth the terms and conditions pertaining to such Award. Each Award Agreement will specify the manner and procedure for exercising an Award, if relevant for the Award, and specify the effective date of such exercise. Each Award Agreement will state the number of shares subject to the Award, subject to adjustment of such shares pursuant to the 1997 Plan.

         Each Award Agreement will also include a vesting schedule describing the date, event or act upon which an Award will vest, in whole or in part, with respect to all or a specified portion of the shares covered by such Award.

         For purposes of the 1997 Plan, a participant's status as an employee will be determined by the Compensation Committee and will be treated as continuing intact while the participant is on military leave, sick leave or other bona fide leave of absence, as determined by the Compensation Committee. If a participant ceases to be an employee for any reason (A) the participant's Award(s) which are not vested at the time that the participant ceases to be an employee shall be forfeited, and (B) the participant's Award(s) which are vested at the time the participant ceases to be an employee shall be forfeited and/or expire on the terms specified in the 1997 Plan as applicable.


         An Award granted to a participant will, during the lifetime of the participant, be exercisable only by the participant and will not be assignable or transferable. In the event of the participant's death, an Award is transferable by the participant only by will or the laws of descent and distribution.

SPECIFIC TERMS AND CONDITIONS OF OPTIONS

         Incentive stock options granted to a participant who is also a ten percent stockholder will be subject to the following additional limitations: (i) the exercise price of each share subject to such incentive stock option, when granted, is equal to or exceeds 110% of the fair market value of a share, and
(ii) the term of the incentive stock option does not exceed five (5) years.

         Each Award Agreement will state the exercise price for the share to which the option pertains, provided that the exercise price of an option (whether granted as an incentive stock option or a nonqualified stock option) will not be less than 100% of the fair market value of the shares on the date the option is granted (substituting "110%" for "100%" for any incentive stock option granted to a ten percent stockholder).

         A participant may exercise an option only on or after the date on which the option vests and only on or before the date on which the term of the option expires.

         A participant exercising an option will pay the exercise price for the shares to which such exercise pertains in full in cash (in U.S. dollars) as a condition of such exercise, unless the Compensation Committee, in its discretion, allows the participant to pay the exercise price in a manner allowed under the 1997 Plan, so long as the sum of cash so paid and such other consideration equals the exercise price. The term of an option will be set forth in the Award Agreement, and shall not exceed 20 years from the date of grant (10 years for incentive stock options).

SPECIFIC TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

         Each stock appreciation right Award Agreement will state the number of shares to which it pertains and the exercise price which is the basis for determining future appreciation, subject to adjustment pursuant to the 1997 Plan. A stock appreciation right will be issued to and exercised by a participant without payment by the participant of any consideration.

         A participant may exercise a stock appreciation right only on or after the date on which the stock appreciation right vests and only on or before the date on which the stock appreciation right expires. A participant's properly exercised stock appreciation right may be settled in the form of cash (either in a lump sum payment or in installments), whole shares or a combination thereof, as the Award Agreement prescribes. The term of a stock appreciation right shall not exceed 20 years from the date of grant.

SPECIFIC TERMS AND CONDITIONS OF RESTRICTED STOCK

         Each Award Agreement will state the number of shares to which it pertains and the purchase price per share that the participant paid for such shares. A share of restricted stock may be issued to a participant with or without payment to the participant of any consideration, unless the participant is required to pay a minimum purchase price for such shares.

         If a participant status as an employee terminates for any reason, any share of restricted stock which was not vested or did not become vested as the result of the participant's termination will be forfeited immediately.

PERFORMANCE SHARES AND PERFORMANCE UNITS

         Each performance share Award Agreement will state the number of shares to which it pertains, subject to adjustment pursuant to the 1997 Plan, and will state the value of such Award (in U.S. dollars). A performance share and a performance unit shall be issued to a participant without payment by the participant of any consideration.

         Following the end of the performance period applicable to a performance share or a performance unit and the Compensation Committee's determination of the extent to which the Award vests, the Award shall be settled in the form of cash (either in a lump sum payment or in installments), whole shares or a combination thereof, as the Award Agreement prescribes.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

         The Compensation Committee shall make any adjustments to the loss and/or number of shares covered by the 1997 Plan, the number of shares for which each outstanding Award pertains, the exercise price of an option, the exercise price of a stock appreciation right, and/or any other aspect of the 1997 Plan in connection with any increase or decrease in the number of issued shares resulting from the payment of a common stock dividend, stock spilt, recapitalization, combination, or reclassification or any other event which results in an increase or decrease in the number of issued shares without receipt of adequate consideration by the Company, as determined by the Compensation Committee.

CORPORATE TRANSACTIONS

         Upon a Change-in-Control (as defined in the 1997 Plan), each Award shall expire as of the effective date of such transaction, provided that the Compensation Committee shall, to the extent possible considering the timing of the transaction, give at least thirty (30) days' prior written notice of such event to any participant in the 1997 Plan who shall then have the right to exercise his or her Awards that have vested (as an Award Agreement may provide) prior to the effective date of such transaction, subject to earlier expiration as determined by the 1997 Plan, as applicable. This will not apply to a merger, consolidation, or reorganization with or involving any other entity, other than a merger, consolidation, or reorganization that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining or outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the securities of Company (or such surviving entity) outstanding after such merger, consolidation, or reorganization, and the surviving entity agrees to assume outstanding Awards.

AMENDMENT AND TERMINATION

         The Compensation Committee may amend the 1997 Plan from time to time, without approval of the shareholders; provided, however, that shareholder approval is required to increase the number of shares subject to the 1997 Plan, to change the designation of the class of persons eligible to receive incentive stock options; or to amend the section of the 1997 Plan relating to amending the 1997 Plan to defeat its purpose. The 1997 Plan will terminate on August 2002, provided that any options then outstanding under the 1997 Plan shall remain in effect until they are exercised or expire by their terms. The 1997 Plan shall expire for all purposes on August 2002. The Board of Directors is authorized to extend the 1997 Plan for an additional term at any time; however, no incentive stock options may be granted under the 1997 Plan on or after the tenth (10th) anniversary of the effective date of the Plan unless an extension is approved by the shareholders of the Company within one (1) year of such extension.

SECTION  162(M) OF THE INTERNAL REVENUE CODE

         Section 162(m) of the Code, enacted as part of the Omnibus Budget Reconciliation Act of 1993, provides that a publicly held corporation cannot deduct compensation of a covered employee (the CEO and the four other most highly compensated employees for the taxable year whose compensation is required to be reported to shareholders under the Exchange Act) to the extent the compensation exceeds $1 million per tax year. There is a statutory exception to this limitation for compensation based on the attainment of performance goals. Income derived from stock options will qualify for this exception and thus be treated as performance-based compensation if granted in accordance with the requirements set forth in Section 162(m). The Company is seeking shareholder approval of the 1997 Plan in order for options granted under the 1997 Plan to qualify as incentive stock options, to the extent designated by the Compensation Committee, and as performance-based compensation under Section 162(m).

FEDERAL INCOME TAX ASPECTS OF THE 1997 PLAN

         The following is a brief summary of the U.S. federal income tax consequences of transactions under the 1997 Plan based on federal income tax law in effect as of this date. This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular optionee based on his or her specific circumstances. The summary addresses only current U.S. federal income tax law and expressly does not discuss the income tax law of any state, municipality or non-U.S. taxing jurisdiction or gift, estate or other tax laws other than federal income tax law. The Company advises all optionees under the 1997 Plan to consult their own tax advisors concerning the tax implications of option grants and exercises and the disposition of stock acquired upon such exercises under the 1997 Plan.

         Options granted under the 1997 Plan may be either "incentive stock options," as defined in Section 422 of the Code, or nonstatutory stock options.

         If an option granted under the 1997 Plan is an incentive stock option, under U.S. tax laws the optionee will recognize no income upon grant of the incentive stock option and incur no tax liability due to the exercise, although the exercise may give rise to alternative minimum tax (see discussion below). The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after receipt of the shares by the optionee, any gain will be treated as long-term capital gain under U.S. tax laws. If both of these holding periods are not satisfied, the optionee will recognize ordinary income under U.S. tax laws equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director or 10% shareholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized under U.S. tax laws as long-term capital gain if the sale occurs more than one year after exercise of the option or as short-term capital gain if the sale is made earlier. The current federal tax rate on long-term capital gains is capped at 28% for shares held more than 12 months but not more than 18 months after exercise and at 20% for shares held more than 18 months after exercise. Capital losses are allowed under U.S. tax laws in full against capital gains plus $3,000 of other income.

         All other options which do not qualify as incentive stock options are referred to as nonstatutory stock options. An optionee will not recognize any taxable income under U.S. tax laws at the time he or she is granted a nonstatutory stock option. However, upon its exercise, under U.S. tax laws the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the exercise price. In certain circumstances, where the shares are subject to a substantial risk of forfeiture when acquired or where the optionee is an officer, director or 10% shareholder of the Company, the date of taxation under U.S. tax laws may be deferred unless the optionee files an election with the Internal Revenue Service under Section 83(b) of the Code. The income recognized by an optionee who is also an employee of the Company will be subject to tax withholding by the Company by payment in cash or out of the current earnings paid to the optionee. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated under U.S. tax laws as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than 12 months.

         The exercise of an incentive stock option may subject the optionee to the alternative minimum tax under Section 55 of the Code. The alternative minimum tax is calculated by applying a tax rate of 26% to alternative minimum taxable income of joint filers up to $175,000 ($87,500 for married taxpayers filing separately) and 28% to alternative minimum taxable income above that amount. Alternative minimum taxable income is equal to (i) taxable income adjusted for certain items, plus (ii) items of tax preference less (iii) an exclusion of $45,000 for joint returns and $33,750 for individual returns. Alternative minimum tax will be due if the tax determined under the foregoing formula exceeds the regular tax of the taxpayer for the year.

         In computing alternative minimum taxable income, shares purchased upon exercise of an incentive stock option are treated as if they had been acquired by the optionee pursuant to exercise of a nonstatutory stock option. As a result, the optionee recognizes alternative minimum taxable income equal to the excess of the fair market value of the shares on the date of exercise over the option's exercise price. Because the alternative minimum tax calculation may be complex, any optionee who upon exercising an incentive stock option would recognize (together with other alternative minimum taxable income preference and adjustment items for the year) alternative minimum taxable income in excess of the exclusion amount noted above should consult his or her own tax advisor prior to exercising the incentive stock option.

         If an optionee pays alternative minimum tax, the amount of such tax may be carried forward as a credit against any subsequent year's regular tax in excess of the alternative minimum tax for such year.

         The following table sets forth certain information regarding grants pursuant to the 1997 Plan, which are subject to shareholder approval.

                                NEW PLAN BENEFITS
                                                          1997 OMNIBUS STOCK INCENTIVE PLAN
                                                     -------------------------------------------
                                                                           NUMBER OF SHARES OF
                                                      DOLLAR             COMMON STOCK UNDERLYING
NAME AND POSITION                                    VALUE(1)                    OPTIONS(2)
-----------------                                    --------                    ----------
Gary N. Fields, President and CEO of the
Company                                                 $0                          4,200

James H. Nicholson, President of FNB                    $0                          4,380

Edward N. Cohn, President of CSB                        $0                          2,500

Joseph M. Arie, Senior Vice President of FNB            $0                          2,190

Michael S. Kappas, Executive Vice President
of CSB                                                  $0                           0

Executive Group                                         $0                         20,160

Non-Executive Director Group                            $0                           0

Non-Executive Officer Group                             $0                         22,760

Employee Group                                          $0                          2,200

-----------------

(1) The dollar value of the options is computed as the difference between the exercise price of the options granted and $46.875, the closing price of the Common Stock on March 6, 1998.

(2) The terms of the options granted are disclosed herein in the table entitled "Option/SAR Grants in Last Fiscal Year."

         The approval of the adoption of the Company's 1997 Omnibus Stock Incentive Plan requires the affirmative vote of a majority of the shares of Common Stock issued and outstanding. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE ADOPTION OF THE COMPANY'S 1997 OMNIBUS STOCK INCENTIVE PLAN.


                             INDEPENDENT ACCOUNTANTS

         The shareholders are asked to approve and ratify the Board of Directors' appointment of Coopers & Lybrand, L.L.P., certified public accountants, as the independent auditors of the Company for the purpose of auditing and reporting upon the financial statements of the Company for the year ending December 31, 1998. The audit function encompasses not only the annual examination of the Company, but also includes a review of certain Securities and Exchange Commission filings relating to the Company. Representatives of Coopers & Lybrand, L.L.P., are expected to be present at the Annual Meeting. At such time, the representatives will have any opportunity to make a statement, if they desire to do so, and will be able to respond to appropriate questions.

         An affirmative vote of the holders of a majority of shares of Common Stock present or represented, and entitled to vote, at the Annual Meeting is required for approval. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL AND RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND, L.L.P., AS INDEPENDENT AUDITORS OF THE COMPANY.

                              FINANCIAL STATEMENTS

         The financial statements of the Company are not included in this Proxy Statement as they are not deemed material to the exercise of prudent judgment by the shareholders with respect to any proposal to be submitted at this Annual Meeting. The Annual Report of the Company for the year ended December 31, 1997, including the audited consolidated financial statements contained therein, is enclosed with this Proxy Statement but such Annual Report is not incorporated in this Proxy Statement and is not deemed to be a part of the Proxy soliciting material.

                             SHAREHOLDERS' PROPOSALS

         Shareholders' proposals intended for inclusion in the Proxy material solicited by the Company for the 1999 Annual Meeting of Shareholders must be received at the Company's executive offices not later than November 10, 1998. The Company will not be required to include in its Proxy Statement or form of Proxy a shareholder proposal which is received after that date or which otherwise fails to meet requirements for shareholder proposals established by regulations of the Securities Exchange Commission.

                                     GENERAL

         The Proxy is solicited by management and confers discretionary authority to vote on other matters which may properly come before the meeting or any adjournments thereof, but the Board of Directors does not know of any matter to be brought before the Annual Meeting other than the matters referred to in the Notice of Annual Meeting of Shareholders and matters incident thereto. The persons named in the Proxy solicited by management will vote all properly executed Proxies. If a shareholder specifies on such Proxy a choice with respect to a proposal to be acted upon, the Proxy will be voted in accordance with such specifications. Where no choice is specified, the Proxy will be voted FOR all nominees for director and FOR proposals 2 and 3. If any matter not set forth in the Notice of Annual Meeting of Shareholders is properly brought before the Annual Meeting, the persons named in the Proxy will vote thereon in accordance with their best judgment. The presence at the Annual Meeting in person or by Proxy of the holders of a majority of the outstanding shares of common stock is necessary to constitute a quorum as prescribed by the Code of Regulations of the Company.

         The entire cost of soliciting proxies for the Annual Meeting will be borne by the Company. Proxies may be solicited by officers, directors, and regular employees of the Company personally, by mail, or by telephone or telegraph, and the Company may reimburse brokers, custodian banks, nominees and other fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to their principals.

                                             By Order of the Board of Directors


                                             William F. Randles
                                             Chairman of the Board

March 8, 1998
Zanesville, Ohio

                                    EXHIBIT A
                        1997 OMNIBUS STOCK INCENTIVE PLAN
                                       FOR
                              BANCFIRST OHIO CORP.


1.       PURPOSE.
         --------

       This Plan is intended to provide selected key employees rendering services to BancFirst Ohio Corporation (collectively the "Participants" and the "Corporation", respectively) an opportunity to acquire an equity interest in the Corporation. The Corporation intends to use the Plan to link the long-term interests of shareholders of the Corporation and Plan Participants, attract and retain Participants' services, motivate Participants to increase the Corporation's value, and create flexibility in compensating Participants.

       The Plan allows the Corporation to reward Participants with (i) incentive stock options and/or non-qualified stock options to purchase shares of common stock of the Corporation, (ii) stock appreciation rights with respect to shares of common stock of the Corporation, (iii) shares of common stock of the Corporation, (iv) performance share awards which are designated as a specified number of shares of common stock of the Corporation and earned based on performance, and (v) performance unit awards which are designated as having a certain value per unit and earned based on performance (individually an "Award" and collectively the "Awards").

       The Corporation has reserved a specified number of shares of common stock of the Corporation for purposes of the Plan.

2.       DEFINITIONS.
         ------------

         (a) "Award" shall mean any award granted under the Plan.

         (b) "Award Agreement" shall mean, with respect to each Award, the signed written agreement between the Corporation and the Participant receiving the Award setting forth the terms and conditions of the Award.

         (c) "Board" shall mean the Board of Directors of the Corporation.

         (d) "Change-in-Control" shall mean the first to occur of the following events occurring on or following the Effective Date of the Plan:

                  (i) Any person (other than those persons in control of the Corporation on the Effective Date of the Plan, a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation, or a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation) becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing twenty-five percent (25%) or more of the combined voting power of the Corporation's then outstanding securities; or

                  (ii) During any period of two (2) consecutive years (not including any period prior to the Effective Date of the Plan), individuals who at the beginning of such period constitute the Board (and any new Director whose election by the Corporation's stockholders was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was so approved) cease for any reason to constitute a majority thereof; or

                  (iii) The stockholders of the Corporation approve (A) a plan of complete liquidation of the Corporation, (B) an agreement for the sale or disposition of all or substantially all the Corporation's assets, or (C) a merger, consolidation, or reorganization of the Corporation with or involving any other entity, other than a merger, consolidation, or reorganization that would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent

(either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the securities of the Corporation (or such surviving entity) outstanding immediately after such merger, consolidation, or reorganization.

         However, in no event shall a Change-in-Control be deemed to have occurred, with respect to a Participant, if the Participant is part of a purchasing group which consummates the Change-in-Control transaction. The Participant shall be deemed "part of a purchasing group" for purposes of the preceding sentence if the Participant is an equity participant in the purchasing group (except for (i) passive ownership of less than three percent (3%) of the stock of the purchasing group, or (ii) ownership of equity participation in the purchasing group which is otherwise not significant, as determined prior to the Change-in-Control by the Committee).

         (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (f) "Committee" shall mean the committee appointed by the Board in accordance with Section 4 to administer the Plan, unless the Board, itself, administers the Plan.

         (g) "Common Stock" shall mean the voting common stock of the Corporation, as constituted on the Effective Date of the Plan, or any shares or securities into which the Common Stock may be changed, reclassified, subdivided, consolidated or converted thereafter.

         (h) "Compensation Committee" shall mean the compensation committee of the Board.

         (i) "Corporation" shall mean BancFirst Ohio Corporation, a corporation organized under the laws of Ohio, and any successor or continuing corporation resulting from the amalgamation of the Corporation and any other corporation or resulting from any other form of corporate reorganization of the Corporation.

         (j) "Director" shall mean a member of the Board.

         (k) "Effective Date" shall mean the date described in Section 3.

         (l) "Employee" shall mean any individual, including an officer, who is a common law employee of the Corporation or a Subsidiary.

         (m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (n) "Exercise Price" shall mean:

                  (i) With respect to an Option, the price per Share at which the Option may be exercised, as determined by the Committee and as specified in the Participant's Award Agreement; or

                  (ii) With respect to a Stock Appreciation Right, the price per Share which is the base price for determining the future value of the Stock Appreciation Right, as determined by the Committee and as specified in the Participant's Award Agreement.

         (o) "Fair Market Value" shall mean the value of one Share determined as of any specified date and shall be equal to the average closing price of the Common Stock (on the principal exchange on which Shares are traded) for the period of three (3) consecutive business days preceding the date as of which such determination is to be made.

         (p) "For Cause" shall mean the termination of a Participant's status with the Corporation as an Employee for any of the following reasons, as determined by the Committee:

                  (i) The Participant commits a material breach of any employment or similar agreement with the Corporation, as determined under such agreement;

                  (ii) The Participant is convicted of or pleads guilty to a felony or a crime involving moral turpitude, provided such felony or crime has a material detrimental impact on the Corporation's (or an affiliate's) business and/or prevents or materially impairs the Participant's effective performance of the Participant's principal duties under any employment or similar agreement with the Corporation; or

                  (iii) The Employee willfully fails or habitually neglects to perform the Employee's principal duties under any employment or similar agreement with the Corporation or performs such duties other than in good faith and the Employee fails to timely correct such performance or take meaningful action(s) to correct such performance.

         (q) "Incentive Stock Option" shall mean an Option of the type which is described in Section 422(b) of the Code.

         (r) "Non-qualified Stock Option" shall mean an Option which is not of the type described in Section 422(b) or 423(b) of the Code.

         (s) "Option" shall mean any Option which is granted pursuant to the Plan to purchase one or more Shares of Common Stock, whether granted as an Incentive Stock Option or as a Non-qualified Stock Option.

         (t) "Participant" shall mean any individual to whom an Award has been granted under the Plan, and such term shall include, where appropriate, the duly appointed conservator or other legal representative of a mentally incompetent Participant and the allowable transferee of a deceased Participant, as provided in the Plan.

         (u) "Performance Share" shall mean an Award designated as a specified number of Shares which may, in whole or in part, be earned by and paid to a Participant at the end of a performance period based on performance during that period in achieving the performance objectives specified in the Participant's Award Agreement. A Performance Share may be settled in cash or Shares, as provided in the Participant's Award Agreement.

         (v) "Performance Unit" shall mean an Award designated as a specified dollar value which may, in whole or in part, be earned by and paid to the Participant at the end of a performance period based on performance during that period in achieving the performance objectives specified in the Participant's Award Agreement. A Performance Unit may be settled in cash or Shares, as provided in the Participant's Award Agreement.

         (w) "Plan" shall mean this BancFirst Ohio Corporation 1997 Omnibus Stock Incentive Plan, as amended.

         (x) "Pyramiding" shall mean a Participant's payment, in whole or in part, of the Exercise Price of an Option made by exchanging a Share(s) that the Participant had acquired pursuant to the exercise of another Option during the preceding six (6) months (under this Plan or any other plan or program of the Corporation) or had otherwise acquired from the Corporation during the preceding six (6) months without paying full consideration for such Share(s).

         (y) "Reload" shall mean the grant of new Options to a Participant who pays all or a portion of the Exercise Price of an Option with previously acquired Shares, with the number of new Options being equal to the number of Shares the Participant submits to the Corporation.

         (z) "Restricted Stock" shall mean a Share(s) of Common Stock issued to a Participant which at issuance is either Vested or not Vested until the conditions specified in the Participant's Award Agreement are met.

         (aa) "Share" shall mean one authorized share of Common Stock.

         (bb) "Stock Appreciation Right" or "SAR" shall mean a right issued to a Participant to receive all or any portion of the future appreciation in the Fair Market Value of one Share over the Exercise Price of such Right. A Stock Appreciation Right may be settled in cash or Shares, as provided in the Participant's Award Agreement.

         (cc) "Subsidiary" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if, at the time of granting an Award, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 80% or more of the voting power in one of the other corporations in such chain.

         (dd) "Tandem Option/Stock Appreciation Right" shall mean an Option to purchase a specified number of Share(s) and a Stock Appreciation Right granted with respect to a specified number of Share(s) which are granted together and designated as a "Tandem Option/SAR" in the Participant's Award Agreement, whereby the exercise of either the Option or the SAR cancels the other granted in tandem with it.

         (ee) "Ten Percent Stockholder" shall mean, for purposes of granting Incentive Stock Options, any person who owns stock of the Corporation or a Subsidiary possessing more than 10% of the combined voting power of all classes of outstanding stock of the Corporation or a Subsidiary. For purposes of determining whether a person is a Ten Percent Stockholder:

                  (i) A person shall be considered the owner of stock that is owned, directly or indirectly, by or for his or her brothers or sisters, spouse, ancestors, and lineal descendants;

                  (ii) Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionally by or for its shareholders, partners or beneficiaries, respectively; and

                  (iii) The term "outstanding stock" shall include all shares of stock actually issued and outstanding, but shall not include any shares of stock subject to stock options.

         (ff) "Total and Permanent Disability" shall mean with respect to a
Participant:

                  (i) The mental or physical disability, either occupational or non-occupational in cause, which satisfies the definition of "total disability" in the principal disability policy or plan provided by the Corporation covering the Participant;

                  (ii) If no such policy is then in effect, the Committee may, based on such medical evidence that the Committee deems sufficient, determine that the Participant is "totally and permanently disabled" for this purpose as a result of a physical or mental condition which prevents the Participant from substantially performing the Participant's principal duties for the Corporation either indefinitely or for a period exceeding six (6) months.

                  (iii) With regard to an Incentive Stock Option(s) for purposes of Section 8(g)(ii), such term shall have the meaning provided in Section 22(e)(3) of the Code.

         (gg) "Vest" or "Vesting" shall mean the date, event or act prior to which an Award, in whole or in part, is not exercisable, and as a consequence of which the Award, in whole or in part, becomes exercisable for the first time.

         (hh) "Voting Power" shall mean the total combined rights to cast votes at and election for members of the Board.

3.       EFFECTIVE DATE.
         ---------------

The Plan was adopted by the Corporation effective June 30, 1997, subject to the approval of the Corporation's shareholders in accordance with Section 18.

4.       ADMINISTRATION.
         ---------------

         (a)      Administration by the Board or the Committee.
                  ---------------------------------------------

The Plan shall be administered by the Compensation Committee, provided all members of the Compensation Committee satisfy the criteria set forth in Section 4(b)(i). If any member of the Compensation Committee does not satisfy all such criteria, the Plan shall be administered by either a special Committee appointed by the Board, consisting solely of persons who satisfy all such criteria, or the Board, itself.

         (b)      The Committee.
                  --------------

                  (i) The Committee described in Section 4(a) shall consist of not less than two members, all of whom shall be a Director, a "non-employee director" within the meaning of Rule 16b-3(b)(iii) promulgated by the Securities Exchange Commission under the Exchange Act, and an "outside director" within the meaning of Section 162(m)(4)(C)(i) of the Code and the regulations issued thereunder.

                  (ii) The Committee shall hold meetings at such times and places as it may determine. For a Committee meeting, if the Committee has two members, both members must be present to constitute a quorum, and if the Committee has three or more members, a majority of the Committee shall constitute a quorum. Acts by a majority of the members present at a meeting at which a quorum is present and acts approved in writing by all the members of the Committee shall constitute valid acts of the Committee.

                  (iii) Members of the Committee may vote on any matters affecting the administration of the Plan or the grant of any Award pursuant to the Plan, subject to the remainder of this Section 4(b)(iii). No member shall act upon the granting of an Award to himself or herself.

         (c)      Powers of the Committee.
                  ------------------------

On behalf of the Corporation and subject to the provisions of the Plan and Rule 16b-3 of the Exchange Act, the Committee shall have the authority and complete discretion to:

                  (i) Prescribe, amend and rescind rules and regulations relating to the Plan;

                  (ii) Select Participants to receive Awards;

                  (iii) Determine the form and terms of Awards;

                  (iv) Determine the number of Shares or other consideration subject to Awards;

                  (v) Determine whether Awards will be granted singly, in combination or in tandem with, in replacement of, or as alternatives to, other Awards under the Plan or any other incentive or compensation plan of the Corporation;

                  (vi) Construe and interpret the Plan, any Award Agreement and any other agreement or document executed pursuant to the Plan;

                  (vii) Correct any defect or omission, or reconcile any inconsistency in the Plan, any Award or any Award Agreement;

                  (viii) Determine whether an Award has been earned and/or
Vested;

                  (ix) Determine whether a Participant has incurred a Total and Permanent Disability;

                  (x) Accelerate or, with the consent of the Participant, defer the Vesting of any Award and/or the exercise date of any Award;

                  (xi) Determine whether a Participant's status with the Corporation has been terminated For Cause;

                  (xii) Authorize any person to execute on behalf of the Corporation any instrument required to effectuate the grant of an Award;

                  (xiii) With the consent of the Participant, reprice, cancel and reissue, or otherwise adjust the terms of an Award previously issued to the Participant;

                  (xiv) Determine when an Employee's period of employment is deemed to be continued during an approved leave of absence;

                  (xv) Determine, upon review of relevant information, the Fair Market Value of the Common Stock; and

                  (xvi) Make all other determinations deemed necessary or advisable for the administration of the Plan.

         (d)      Committee's Interpretation of the Plan.
                  ---------------------------------------

The Committee's interpretation and construction of any provision of the Plan, of any Award granted under the Plan, or of any Award Agreement shall be final and binding on all persons claiming an interest in an Award granted or issued under the Plan. Neither the Committee, a member of the Committee nor any Director shall be liable for any action or determination made in good faith with respect to the Plan. The Corporation, in accordance with its bylaws, shall indemnify and defend such parties to the fullest extent provided by law and such bylaws.

5.       PARTICIPATION.
         --------------

         (a) Eligibility for Participation. Subject to the conditions of Section 5(b), all Employees rendering services to the Corporation and/or any Subsidiary are eligible to be selected as Participants by the Committee. The Committee's determination of an individual's eligibility for participation shall be final.

         (b) Eligibility for Awards. The Committee has the authority to grant Award(s) to Participants. A Participant may be granted more than one Award under the Plan.

6.       SHARES OF STOCK OF THE CORPORATION.
         -----------------------------------

         (a)     Shares Subject to The Plan.
                 ---------------------------

Awards granted under the Plan shall be with respect to four hundred thousand (400,000) authorized but unissued or reacquired Shares of the Common Stock. The aggregate number of Shares with respect to which Options and/or Stock Appreciation Rights may be granted to a Participant during any twelve (12) month period shall not exceed fifty thousand (50,000) Shares, subject to adjustment under Section 13.

         (b)     Allocation of Shares Which May Be Granted as Restricted Shares.
                 ---------------------------------------------------------------

Of the Shares authorized under Section 6(a), only ____________ (_____) Shares may be issued as Restricted Shares.

         (c)     Adjustment of Shares.
                 ---------------------

In the event of an adjustment described in Section 13, then (i) the number of Shares reserved for issuance under the Plan, (ii) the Exercise Prices of and number of Shares subject to outstanding Options, (iii) the Exercise Price of and number of Shares with respect to which there are outstanding Stock Appreciation Rights, and (iv) any other factor pertaining to outstanding Awards shall be duly and proportionately adjusted, subject to any required action by the Board or the shareholders of the Corporation and compliance with applicable securities laws; provided, however, that fractions of a Share shall not be issued but shall either be paid in cash at Fair Market Value or shall be rounded up to the nearest Share, as determined by the Committee.

         (d)     Awards Not to Exceed Shares Available.
                 --------------------------------------

The number of Shares subject to Awards which have been granted under the Plan at any time during the Plan's term shall not, in the aggregate at any time, exceed the number of Shares authorized for issuance under the Plan. The number of Shares subject to an Award that is settled in cash rather than in Shares shall count as Shares issued under the Plan and shall not again be available for grant or issuance under the Plan. The number of Shares subject to an Award which expires, is canceled, is forfeited or is terminated for any reason shall again be available for issuance under the Plan.



7.       GENERAL TERMS AND CONDITIONS OF AWARDS.
         ---------------------------------------

         (a)     Award Agreements.
                 -----------------

Each Award shall be evidenced by a written Award Agreement which shall set forth the terms and conditions pertaining to such Award, provided that all such terms shall be subject to and consistent with the Plan. Each Award Agreement shall specify the manner and procedure for exercising an Award, if relevant for the Award, and specify the effective date of such exercise.

         (b)     Number of Shares Covered by an Award.
                 -------------------------------------

         Each Award Agreement shall state the number of Shares subject to the Award, subject to adjustment of such Shares pursuant to Section 13.

         (c)     Other Provisions.
                 -----------------

An Award Agreement may contain such other provisions as the Committee in its discretion deems advisable which are not inconsistent with the terms of the Plan, including but not limited to:

                  (i) Restrictions on the exercise of the Award;

                  (ii) Submission by the Participant of such forms and documents as the Committee may require; and/or

                  (iii) Procedures to facilitate the payment of the Exercise Price of an Option under any method allowable under Section 16.

         (d)      Vesting of Awards.
                  ------------------

Each Award Agreement shall include a Vesting schedule describing the date, event or act upon which an Award shall Vest, in whole or in part, with respect to all or a specified portion of the Shares covered by such Award. The condition shall not impose upon the Corporation any obligation to retain the Participant in its employ for any period.

         (e)      Effect of Termination of Employment on Nonvested and Vested
                  -----------------------------------------------------------
                  Awards.
                  -------

                  (i) For purposes of the Plan, a Participant's status as an Employee shall be determined by the Committee and will be treated as continuing intact while the Participant is on military leave, sick leave or other bona fide leave of absence, as determined by the Committee.

                  (ii) If a Participant ceases to be an Employee for any reason
(A) the Participant's Award(s) which are not Vested at the time that the Participant ceases to be an Employee shall be forfeited, and (B) the Participant's Award(s) which are Vested at the time the Participant ceases to be an Employee shall be forfeited and/or expire on the terms specified in Sections 8 through 11, as applicable.

         (f)      Nontransferability of Awards.
                  -----------------------------

An Award granted to a Participant shall, during the lifetime of the Participant, be exercisable only by the Participant and shall not be assignable or transferable. In the event of the Participant's death, an Award is transferable by the Participant only by will or the laws of descent and distribution. Any attempted assignment, transfer or attachment by any creditor in violation of this Section 7(f) shall be null and void.

         (g)      Modification, Extension or Renewal of Awards
                  --------------------------------------------

Within the limitations of the Plan, the Committee may, in its discretion, modify, extend or renew any outstanding Award or accept the cancellation of outstanding Award(s) for the granting of a new Award(s) in substitution therefore. Notwithstanding the preceding sentence, no modification of an Award shall:

                  (i) Without the consent of the Participant, alter or impair any rights or obligations under any Award previously granted;

                  (ii) Without the consent of the Participant, cause an Incentive Stock Option previously granted to fail to satisfy all the conditions required to qualify as an Incentive Stock Option; or

                  (iii) Exceed or otherwise violate any limitation set forth in the Plan.

         (h)      Rights as a Stockholder.
                  ------------------------

A Participant shall have no rights as a stockholder of the Corporation with respect to any Shares subject to Award until the date a stock certificate for such Shares is issued to the Participant. No adjustment shall be made for dividends (ordinary or extraordinary or whether in currency, securities, or other property), distributions, or other rights for which the record date is prior to the date such stock certificate is issued.

8.       SPECIFIC TERMS AND CONDITIONS OF OPTIONS.
         -----------------------------------------

         (a)      Eligibility for Incentive Stock Options.
                  ----------------------------------------

         Incentive Stock Options granted to a Participant who is also a Ten Percent Stockholder shall be subject to the following additional limitations:
(i) the Exercise Price of each Share subject to such Incentive Stock Option, when granted, is equal to or exceeds 110% of the Fair Market Value of a Share, and (ii) the term of the Incentive Stock Option does not exceed five (5) years.

         (b)      Exercise Price.

Each Award Agreement shall state the Exercise Price for the Shares to which the Option pertains, provided that the Exercise Price of an Option (whether granted as an Incentive Stock Option or a Nonqualified Stock Option) shall not be less than 100% of the Fair Market Value of the Shares on the date the Option is granted (substituting "110%" for "100%" for any Incentive Stock Option granted to a Ten Percent Stockholder).

         (c)      Exercise of Options, Payment of Exercise Price, and Stock
                  ---------------------------------------------------------
                  Settlement of Options.
                  ----------------------

                  (i) A Participant may exercise an Option only on or after the date on which the Option Vests and only on or before the date on which the term of the Option expires.

                  (ii) Subject to Section 8(c)(iii) below, a Participant exercising an Option shall pay the Exercise Price for the Shares to which such exercise pertains in full in cash (in U.S. dollars) as a condition of such exercise, unless the Committee, in its discretion, allows the Participant to pay the Exercise Price in a manner allowed under Section 16, so long as the sum of cash so paid and such other consideration equals the Exercise Price. The Committee may, in its discretion, permit the sequential exercise of an Option through Pyramiding and/or permit the grant of Reload Options.

                  (iii) The Committee may, in its discretion, permit a Participant to exercise an Option without paying the Exercise Price for the Shares to which such exercise pertains, in which event the Option so exercised shall be settled in a specific number of whole Shares having an aggregate Fair Market Value equal to (A) the excess of the Fair Market Value, determined as of the date of exercise, of one Share over the Exercise Price of such Option, multiplied by (B) the number of Shares to which such exercise pertains.

         (d)      Term and Expiration of Options.
                  -------------------------------

Subject to Section 8(i), except as otherwise specifically provided in a Participant's Award Agreement, the term of an Option shall expire on the first to occur of the following events:

                  (i) The twentieth (20th) anniversary of the date the Option was granted (substituting "tenth anniversary" for "twentieth anniversary" for an Incentive Stock Option granted to any Participant other than a Ten Percent Stockholder for whom "fifth anniversary" shall be substituted for "twentieth anniversary");

                  (ii) The date determined under Section 8(e) for a Participant who ceases to be an Employee by reason of voluntary termination or involuntary termination by the Corporation For Cause;

                  (iii) The date determined under Section 8(f) for a Participant who ceases to be an Employee by reason of the Participant's death;

                  (iv) The date determined under Section 8(g) for a Participant who ceases to be an Employee by reason of the Participant's Total and Permanent Disability;

                  (v) The date determined under Section 8(h) for a Participant who ceases to be an Employee by reason of involuntary termination by the Corporation not For Cause;

                  (vi) On the effective date of a transaction described in
Section 13(b); or

                  (vii) The expiration date specified in the Award Agreement pertaining to the Option.

         (e)      Voluntary Termination and Involuntary Termination For Cause.
                  ------------------------------------------------------------

                  If a Participant ceases to be an Employee by resigning from the Corporation or by being terminated by the Corporation For Cause, then the Participant's Options which are Vested at the time the Participant ceases to be an Employee shall expire immediately.

         (f)      Death of Participant.
                  ---------------------

If a Participant dies while an Employee, any Option granted to the Participant may be exercised, to the extent it was Vested on the date of the Participant's death or became Vested as a result of the Participant's death, at any time within one (1) year after the Participant's death (but not beyond the date that the term of the Option would earlier have expired pursuant to Section 8(d) had the Participant's death not occurred).

         (g)      Total and Permanent Disability of Participant.
                  ----------------------------------------------

If a Participant ceases to be an Employee as a consequence of Total and Permanent Disability, any Option granted to the Participant may be exercised, to the extent it was Vested on the date that the Participant ceased to be an Employee or became Vested as a result of Participant's Total and Permanent Disability, at any time within (i) one (1) year after such date, or (ii) three
(3) months after such date with regard to any Incentive Stock Option held by a Participant who has not incurred a Total and Permanent Disability within the meaning of Section 2(gg)(iii) of the Plan (but not beyond the date that the term of the Option would earlier have expired pursuant to 8(d) had the Participant's Total and Permanent Disability not occurred).

         (h)      Involuntary Termination Not For Cause.
                  --------------------------------------

                  (i) If a Participant ceases to be an Employee by being terminated by the Corporation not For Cause, the Participant's Options which are Vested at the time the Participant ceases to be an Employee may be exercised at any time within three (3) months after such date (but not beyond the date that the term of the Option would earlier have expired pursuant to 8(d)).

         (i)      No Disqualification of Incentive Stock Options.
                  -----------------------------------------------

Notwithstanding any other provision of the Plan, the Plan shall not be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, disqualify any Incentive Stock Option under Section 422 of the Code (except as provided in
Section 8(j)).

         (j)      Limitation on Incentive Stock Options.
                  --------------------------------------

The aggregate Fair Market Value (determined with respect to each Incentive Stock Option as of the date of grant of such Incentive Stock Option) of all Shares with respect to which a Participant's Incentive Stock Options become Vested during any calendar year (under the Plan and under other incentive stock option plans of the Corporation, if any) shall not exceed US$100,000. Any purported Incentive Stock Options in excess of such limitation shall be recharacterized as Non-qualified Stock Options.

9.       SPECIFIC TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.
         -----------------------------------------------------------

         (a)      Exercise Price.
                  ---------------

                  (i) Each Stock Appreciation Right Award Agreement shall state the number of Shares to which it pertains and the Exercise Price which is the basis for determining future appreciation, subject to adjustment pursuant to
Section 13.

                  (ii) A Stock Appreciation Right shall be issued to and exercised by a Participant without payment by the Participant of any consideration.

         (b)      Exercise and Settlement of Stock Appreciation Rights.
                  -----------------------------------------------------

                  (i) A Participant may exercise a Stock Appreciation Right only on or after the date on which the Stock Appreciation Right Vests and only on or before the date on which the Stock Appreciation Right expires.

                  (ii) A Participant's properly exercised Stock Appreciation Right may be settled in the form of cash (either in a lump sum payment or in installments), whole Shares or a combination thereof, as the Award Agreement prescribes.

         (c)      Term and Expiration of Stock Appreciation Rights.
                  -------------------------------------------------

Except as otherwise specifically provided in a Participant's Award Agreement, the term of a Stock Appreciation Right shall expire on the first to occur of the following events:

                  (i) The twentieth (20th) anniversary of the date the Right was granted;

                  (ii) The date determined under Section 9(e) for a Participant who ceases to be an Employee by reason of voluntary termination or involuntary termination by the Corporation For Cause;

                  (iii) The date determined under Section 9(f) for a Participant who ceases to be an Employee by reason of the Participant's death;

                  (iv) The date determined under Section 9(g) for a Participant who ceases to be an Employee of the Corporation by reason of the Participant's Total and Permanent Disability;

                  (v) The date determined under Section 9(h) for a Participant who ceases to be an Employee by reason of involuntary termination by the Corporation not For Cause;

                  (vi) On the effective date of a transaction described in
Section 13(b); or

                  (vii) The expiration date specified in the Award Agreement pertaining to the Stock Appreciation Right.

         (d)      Voluntary Termination and Involuntary Termination For Cause.
                  ------------------------------------------------------------

If a Participant ceases to be an Employee by resigning from the Corporation or by being terminated by the Corporation For Cause, the Participant's Stock Appreciation Rights which are Vested at the time the Participant ceases to be an Employee shall expire immediately.

         (e)      Death of Participant.
                  ---------------------

If a Participant dies while an Employee, any Stock Appreciation Right granted to the Participant may be exercised, to the extent it was Vested on the date of the Participant's death or became Vested as a consequence of the Participant's death, at any time within one (1) year after the Participant's death (but not beyond the date that the term of the Stock Appreciation Right would earlier have expired pursuant to Section 9(c) had the Participant's death not occurred).

         (f)      Total and Permanent Disability of Participant.
                  ----------------------------------------------

If a Participant ceases to be an Employee as a consequence of Total and Permanent Disability, any Stock Appreciation Right granted to the Participant may be exercised, to the extent it was Vested on the date that the Participant ceased to be an Employee or became Vested as a consequence of the Participant's Total and Permanent Disability, at any time within one (1) year after such date (but not beyond the date that the term of the Stock Appreciation Right would earlier have expired pursuant to 9(c) had the Participant's Total and Permanent Disability not occurred).

         (g)      Involuntary Termination Not For Cause.
                  --------------------------------------

                  If a Participant ceases to be an Employee by being terminated by the Corporation not For Cause, the Participant's Stock Appreciation Rights which are Vested at the time the Participant ceases to be an Employee may be exercised at any time within three (3) months after such date (but not beyond the date that the term of the Stock Appreciation Rights would earlier have expired pursuant to 9(c)).

10.      SPECIFIC TERMS AND CONDITIONS OF RESTRICTED STOCK.
         --------------------------------------------------

         (a)      Purchase Price.
                  ---------------

                  (i) Each Award Agreement shall state the number of Shares to which it pertains and the purchase price per Share that the Participant paid for such Shares, subject to adjustment pursuant to Section 13.

                  (ii) A Share of Restricted Stock may be issued to a Participant with or without payment by the Participant of any consideration, unless the Participant is required to pay a minimum purchase price for such Shares.

         (b)      Forfeiture of Restricted Stock.
                  -------------------------------

If a Participant status as an Employee terminates for any reason, any Share of Restricted Stock which was not Vested or did not become Vested as the result of the Participant's termination shall be forfeited immediately.

         (c)      Legends.
                  --------

Stock certificates evidencing Restricted Shares shall bear a restrictive legend noting the forfeiture provisions attached to such Shares and such other restrictive legends as are required or may be deemed advisable under the Plan or the provisions of any applicable law.

         (d)      Exchange of Certificates.
                  -------------------------

If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing Restricted Shares issued pursuant to the Plan is no longer required, the Participant or the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

11.      PERFORMANCE SHARES AND PERFORMANCE UNITS.
         -----------------------------------------

         (a)      Number of Shares Covered by a Performance Share Award.
                  ------------------------------------------------------

Each Performance Share Award Agreement shall state the number of Shares to which it pertains, subject to adjustment pursuant to Section 13.

         (b)      Value of a Performance Unit Award.
                  ----------------------------------

Each Performance Unit Award Agreement shall state the value of such Award (in U.S. dollars).

         (c)      Purchase Price.
                  ---------------

A Performance Share and a Performance Unit shall be issued to a Participant without payment by the Participant of any consideration.

         (d)      Settlement of a Performance Share and a Performance Unit.
                  ---------------------------------------------------------

Following the end of the performance period applicable to a Performance Share or a Performance Unit and the Committee's determination of the extent to which the Award Vests, the Award shall be settled in the form of cash (either in a lump sum payment or in installments), whole Shares or a combination thereof, as the Award Agreement prescribes.

          (e)     Term and Expiration of Performance Shares and Performance
                  ---------------------------------------------------------
                  Units.
                  ------

Except as otherwise specifically provided in a Participant's Award Agreement, the term of a Performance Share and Performance Unit shall expire on the first to occur of the following events:

                  (i) The date determined under Section 11(f) for a Participant who ceases to be an Employee for any reason;

                  (ii) On the effective date of a transaction described in
Section 13(b); or

                  (iii) The expiration date specified in the Award Agreement pertaining to the Performance Share or the Performance Unit.

         (f)      Forfeiture of Performance Shares and Performance Units.
                  -------------------------------------------------------

If a Participant status as an Employee terminates for any reason, any Performance Share and Performance Unit which was not Vested or did not become Vested as the result of the Participant's termination shall be forfeited immediately.

12.      TERM OF PLAN.
         -------------

Awards may be granted pursuant to the Plan through the period ending on June 30, 2002. All Awards which are outstanding on such date shall remain in effect until they are exercised or expire by their terms. The Plan shall expire for all purposes on June 30, 2022. The Board is authorized to extend the Plan for an additional term at any time; however, no Incentive Stock Options may be granted under the Plan on or after the tenth (10th) anniversary of the Effective Date of the Plan, unless an extension is approved by the shareholders of the Corporation within one (1) year of such extension.

13.      RECAPITALIZATION, DISSOLUTION AND CHANGE OF CONTROL.
         ----------------------------------------------------

         (a)       Recapitalization.
                   -----------------

Notwithstanding any other provision of the Plan to the contrary, but subject to any required action by the stockholders of the Corporation and compliance with any applicable securities laws, the Committee shall make any adjustments to the class and/or number of Shares covered by the Plan, the number of Shares for which each outstanding Award pertains, the Exercise Price of an Option, the Exercise Price of a Stock Appreciation Right, and/or any other aspect of this Plan to prevent the dilution or enlargement of the rights of Participants under this Plan in connection with any increase or decrease in the number of issued Shares resulting from the payment of a Common Stock dividend, stock split, reverse stock split, recapitalization, combination, or reclassification or any other event which results in an increase or decrease in the number of issued Shares without receipt of adequate consideration by the Corporation (as determined by the Committee).

         (b)       Dissolution, Merger, Consolidation, or Sale or Lease of
                   -------------------------------------------------------
                   Assets.
                   -------

Upon a Change-in-Control of the Corporation described in Section 2(d)(iii), each Award shall expire as of the effective date of such transaction, provided that the Committee shall, to the extent possible considering the timing of the transaction, give at least thirty (30) days' prior written notice of such event to any Participant who shall then have the right to exercise his or her Vested Awards (as an Award Agreement may provide) prior to the effective date of such transaction, subject to earlier expiration pursuant to Sections 8 through 11, as applicable. The preceding sentence shall not apply if the Change-in-Control of the Corporation is described in Section 2(d)(iii)(C) and the surviving entity agrees to assume outstanding Awards.

         (c)       Determination by the Committee.
                   -------------------------------

All adjustments described in this Section 13 shall be made by the Committee and shall be conclusive and binding on all persons.

         (d)       Limitation on Rights of Participants.
                   -------------------------------------

         Except as expressly provided in this Section 13, no Participant shall have any rights by reason of any reorganization, dissolution, Change-in-Control, merger or acquisition. Any issuance by the Corporation of Awards shall not affect, and no adjustment by reason thereof shall be made with respect to, any Awards previously issued under the Plan.

         (e)       No Limitation on Rights of Corporation.
                   ---------------------------------------

The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

14.      SECURITIES LAW REQUIREMENTS.
         ----------------------------

         (a)       Legality of Issuance.
                   ---------------------

No Share shall be issued upon the exercise of any Award unless and until the Committee has determined that:

                  (i) The Corporation and the Participant have taken all actions required to register the Shares under the Securities Act of 1933, as amended (the "Act"), or to perfect an exemption from registration requirements of the Act, or to determine that the registration requirements of the Act do not apply to such exercise;

                  (ii) Any applicable listing requirement of any stock exchange on which the Share is listed has been satisfied; and

                  (iii) Any other applicable provision of state, federal or foreign law has been satisfied.

         (b)      Restrictions on Transfer; Representations of Participant;
                  ---------------------------------------------------------
                  Legends.
                  --------

Regardless of whether the offering and sale of Shares under the Plan have been registered under the Act or have been registered or qualified under the securities laws of any state, the Corporation may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable to achieve compliance with the provisions of the Act, the securities laws of any state, or any other law. If the offering and/or sale of Shares under the Plan is not registered under the Act and the Corporation determines that the registration requirements of the Act apply but an exemption is available which requires an investment representation or other representation, the Participant shall be required, as a condition to acquiring such Shares, to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, except in compliance with the Act, and to make such other representations as are deemed necessary or appropriate by the Corporation and its counsel. Stock certificates evidencing Shares acquired pursuant to an unregistered transaction to which the Act applies shall bear a restrictive legend substantially in the following form and such other restrictive legends as are required or deemed advisable under the Plan or the provisions of any applicable law:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("ACT"). THEY MAY NOT BE TRANSFERRED, SOLD OR OFFERED FOR SALE UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER EITHER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT OR THE REGISTRATION PROVISIONS OF THE ACT DO NOT APPLY TO SUCH PROPOSED TRANSFER.

Any determination by the Corporation and its counsel in connection with any of the matters set forth in this Section 14 shall be conclusive and binding on all persons.

         (c)       Registration or Qualification of Securities.
                   --------------------------------------------

The Corporation may, but shall not be obligated to, register or qualify the offering or sale of Shares under the Act or any other applicable law.

         (d)       Exchange of Certificates.
                   -------------------------

If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing Shares issued pursuant to the Plan is no longer required, the Participant or the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

15.      AMENDMENT OF THE PLAN.
         ----------------------

The Committee may, from time to time, terminate, suspend or discontinue the Plan, in whole or in part, or revise or amend it in any respect whatsoever including, but not limited to, the adoption of any amendment deemed necessary or advisable to qualify the Awards under rules and regulations promulgated by the Securities and Exchange Commission with respect to Participants who are subject to the provisions of Section 16 of the Exchange Act, or to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award granted under the Plan, with or without approval of the stockholders of the Corporation, but if any such action is taken without the approval of the Corporation's stockholders, no such revision or amendment shall:

         (a) Increase the number of Shares subject to the Plan, other than any increase pursuant to Section 13;

         (b) Change the designation of the class of persons eligible to receive Incentive Stock Options; or

         (c) Amend this Section 15 to defeat its purpose.

No amendment, termination or modification of the Plan shall, without the consent of a Participant, adversely affect the Participant with respect to any Award previously granted to the Participant.

16.      PAYMENT FOR SHARE PURCHASES.
         ----------------------------

Payment of the Exercise Price for any Shares purchased pursuant to the Plan may be made in cash (in U.S. dollars) or, where expressly approved for the Participant by the Committee, in its discretion, and where permitted by law:

         (a) By check;

         (b) By cancellation of indebtedness of the Corporation to the Participant;

         (c) By surrender of Shares that either: (A) have been owned by Participant for more than six months (unless the Committee permits a Participant to exercise an Option by Pyramiding, in which event the six months holding period shall not apply) and have been "paid for" within the meaning of SEC Rule 144 (and, if such shares were purchased from the Corporation by use of a promissory note, such note has been fully paid with respect to such Shares); or
(B) were obtained by Participant in the public market;

         (d) By waiver of compensation due or accrued to Participant for services rendered;

         (e) With respect only to purchases upon exercise of an Option, and provided that a public market for the Corporation's stock exists:

                  (i) Through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Corporation; or

                  (ii) Through a "margin" commitment from the Participant and an NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Corporation; or

                  (iii) By any combination of the foregoing.

17.      APPLICATION OF FUNDS.
         ---------------------

The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of an Option or in any other manner with respect to any Award shall be used for general corporate purposes.

18.      APPROVAL OF SHAREHOLDERS.
         -------------------------

The Plan shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding shares present and entitled to vote at the first annual meeting of shareholders of the Corporation following the adoption of the Plan by the Board, and in no event later than June 30, 1998. Prior to such approval, Awards may be granted but may not be exercised or settled. Pursuant to
Section 15, certain amendments shall also be subject to approval by the Corporation's shareholders.

19.      WITHHOLDING OF TAXES.
         ---------------------

         (a)       General.
                   --------

Whenever Shares are to be issued under the Plan, the Corporation may require the Participant to remit to the Corporation an amount sufficient to satisfy foreign, federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under the Plan, payments in satisfaction of Awards are to be made in cash, such payment shall be net of an amount sufficient to satisfy foreign, federal, state, and local withholding tax requirements.

         (b)       Stock Withholding.
                   ------------------

When, under applicable tax laws, a Participant incurs a tax liability in connection with the issuance of Shares under the Plan and the Participant is obligated to pay the Corporation the amount required to be withheld, the Committee may at its complete discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Corporation withhold from the Shares to be issued the specific number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). All elections by a Participant to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Committee and shall be subject to the following restrictions:

                  (i) The election must be made on or prior to the applicable Tax Date;

                  (ii) Once made, then except as provided below, the election shall be irrevocable as to the particular Shares as to which the election is made; and

                  (iii) All elections shall be subject to the consent or disapproval of the Committee.

20.      RIGHTS AS AN EMPLOYEE.
         ----------------------

The Plan shall not be construed to give any individual the right to remain in the employ of the Corporation (or a Subsidiary) or to affect the right of the Corporation (or such Subsidiary) to terminate such individual's status as an Employee at any time, with or without cause. The grant of an Award shall not entitle the Participant to, or disqualify the Participant from, participation in the grant of any other Award under the Plan or participation in any other plan maintained by the Corporation.

21.      NOTICES.
         --------

Any notice to be provided by one party to the other party under this Plan shall be deemed to have been duly delivered to the other party (i) on the date such notice is delivered at the address provided in a Participant's Award Agreement or at such other address as the party may notify the other party in writing at any time, or (ii) on the date such notice is deposited in the United States mail as first class mail, postage prepaid if addressed to the party at the address provided in a Participant's Award Agreement or at such other address as the party may notify the other party in writing at any time. For the purposes of clause (i), the term "delivered" shall include hand delivery, delivery by facsimile, and delivery by electronic mail.

22.      MISCELLANEOUS.
         --------------

         (a)      Unfunded Plan.
                  --------------

The Plan shall be unfunded and the Corporation shall not be required to establish any special account or fund or to otherwise segregate or encumber assets to ensure payment of any Award.

         (b)       No Restrictions on Other Programs.
                   ----------------------------------

Nothing contained in the Plan shall prevent the Corporation from adopting other or additional compensation arrangements or plans, subject to shareholder approval if such approval is required, and such arrangements or plan may be either generally applicable or applicable only to specific classes.

         (c)       Governing Laws.
                   ---------------

The Plan and each Award Agreement shall be governed by the laws of the State of Ohio, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan or Award Agreement to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Ohio, County of Muskingum, to resolve any and all issues that may arise out of or relate to the Plan and any related Award Agreement.

         (d)       Attorney Fees.
                   --------------

In the event that a Participant or the Corporation brings an action to enforce the terms of the Plan or any Award Agreement and the Corporation prevails, the Participant shall pay all costs and expenses incurred by the Corporation in connection with that action, including reasonable attorney's fees, and all further costs and fees, including reasonable attorney's fees, incurred by the Corporation in connection with collection.

         (e)       Invalidity or Unenforceability of Any Provision.
                   ------------------------------------------------

If any provision of the Plan is or becomes or is deemed invalid, illegal of unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provisions shall be construed or deemed amended or limited in scope to conform to applicable laws or, in the discretion of the Committee, it shall be stricken and the remainder of the Plan shall remain in effect.

                           BANCFIRST OHIO CORPORATION
                            1997 BONUS SHARES PROGRAM
                            -------------------------

1.       PURPOSE.
         --------

The Compensation Committee of the Board of Directors of BancFirst Ohio Corporation (the "Compensation Committee" and the "Corporation", respectively) has adopted this 1997 Bonus Shares Program (the "Bonus Shares Program" or the "Program") under the BancFirst Ohio Corporation 1997 Omnibus Stock Incentive Plan (the "Stock Plan") as a means of issuing Shares to selected Stock Plan Participants on the terms and conditions described herein. Only Stock Plan Participants who receive an annual cash bonus or a quarterly incentive from the Corporation and/or a Subsidiary for a year in which this Program is in effect are eligible to be selected to participate in this Program for such year. The Compensation Committee has adopted this Bonus Shares Program pursuant to its authority granted in Section 4(c)(i) of the Stock Plan to prescribe rules relating to the Stock Plan. The Shares issued pursuant to this Program shall be subject to the terms and conditions set forth in the Stock Plan and this Bonus Shares Program; provided, however, that the Stock Plan shall govern if there is any conflict between the Plan and the Program or if the Bonus Shares Program is ambiguous.

2.       DEFINITIONS.
         ------------

Unless a capitalized term is specifically defined in this Section 2 or the context in which a capitalized term used in this Bonus Shares Program clearly requires otherwise, each capitalized term shall have the meaning set forth in the Stock Plan.

         (a) "Annual Bonus Award" shall mean an amount determined by the Corporation or a Subsidiary as the annual cash bonus compensation to be paid to a Participant for a specified year.

         (b) "Bonus Share" shall mean a Vested Share issued as an Award pursuant to this Bonus Shares Program.

         (c) "Continuously Employed" shall mean, with respect to a specified period of time, that a Participant served as an Employee of the Corporation and/or a Subsidiary for the entire period without termination. The Committee shall determine whether an approved leave of absence is a termination of the Participant's services for this purpose.

         (d) "Dividend Equivalent Bonus Share" shall mean a Vested Share that is issued to a Participant pursuant to Section 7 of this Bonus Shares Program.

         (e) "Equivalent Number" shall mean a number equal to (i)(A) a Participant's Annual Bonus Award for purposes of Section 6, or (B) the total amount of dividends paid with respect to a designated number of Shares for a period for purposes of Section 7, divided by (ii) the Fair Market Value of one Share.

         (f) "Matching Bonus Share" shall mean a Vested Share issued to a Participant pursuant to Section 6 of this Bonus Shares Program.

         (g) "Participant" shall mean any individual to whom an Award has been granted under this Bonus Shares Program, and such term shall include, where appropriate, the duly appointed conservator or other legal representative of a mentally incompetent Participant and the allowable transferee of a deceased Participant as provided in this Program.

         (h) "Retirement" shall mean a Participant's voluntary termination of employment with the Corporation at or following "normal retirement date" (as defined in the Corporation's then qualified 401(k) retirement plan or age 65 if the Corporation does not have a 401(k) retirement plan in effect on the date of such termination) in connection with a bona fide retirement from the Corporation, as determined by the Committee.

         (i) "Quarterly Bonus Award" shall mean an amount determined by the Corporation or a Subsidiary as the quarterly cash incentive compensation to be paid to a Participant for a specified quarter of the year.

3.       EFFECTIVE DATE.
         ---------------

The Program was adopted by the Compensation Committee effective June 30, 1997, subject to the approval of the Corporation's shareholders of the Stock Plan in accordance with Section 18 of the Stock Plan.

4.       PARTICIPATION.
         --------------

         (a)      Annual Selection of Participants.
                  ---------------------------------

Each year, the Committee shall select Participants to receive Bonus Shares pursuant to this Bonus Shares Program in lieu of receiving a portion of their Annual Bonus Awards or Quarterly Bonus Awards in cash.

         (b)      Eligibility for Participation Determined for Each Year.
                  -------------------------------------------------------

An individual is eligible to be selected to be a Participant in this Program for a year if (i) the individual is eligible to be a Participant in the Stock Plan for the year (i.e., the individual is an Employee rendering services to the Corporation and/or its Subsidiaries), and (ii) the individual receives an Annual Bonus Award or Quarterly Bonus Award for the year. The Committee's determination of an individual's eligibility for participation shall be final.

         (c)      Eligibility for Bonus Shares.
                  -----------------------------

The Committee has the authority to grant Bonus Shares to Participants. A Participant may be granted more than one Award of Bonus Shares under the Program.

5.       ANNUAL/QUARTERLY BONUS AWARD.
         -----------------------------

         (a)      Ten Percent Bonus Shares.
                  -------------------------

For each year for which this Program is in effect, each Participant in this Program for the year shall be issued Bonus Shares if the Annual Bonus Award is $1,000 or more. The number of Bonus Shares to be issued to a Program Participant is an Equivalent Number of Shares determined with respect to ten percent (10%) of the Participant's Annual Bonus Award. The remaining ninety percent (90%) of the Participant's Annual Bonus Award shall be paid in cash in the normal course, unless the Participant timely elects to convert an additional percentage of the Participant's Annual Bonus Award to additional Bonus Shares in accordance with
Section 5(b).

         (b)      Election to Receive Additional Bonus Shares.
                  --------------------------------------------

For each year for which this Program is in effect, each Participant in this Program who receives an Annual Bonus Award of $1,000 or more, may elect to receive an additional number of Bonus Shares by converting a specified percentage of the Participant's Annual Bonus Award for the year to Shares. The number of Bonus Shares to be issued to an electing Program Participant is an Equivalent Number of Shares determined with respect to the percentage of the Participant's Annual Bonus Award for the year as specified in the Participant's election agreement then in effect. The designated percentage shall be any whole percentage not to exceed forty percent (40%) for a year and such percentage shall be with respect to the Participant's full Annual Bonus Award (and not the balance remaining after converting ten percent (10%) of such Award to Bonus Shares pursuant to Section 5(a)). The Participant shall receive such Bonus Shares in lieu of cash. To make such an election, a Participant must complete an Election Form and submit it to the Committee prior to the time such an Annual Bonus Award is received.

For each year for which this Program is in effect, each Participant in this Program who receives an Annual Bonus Award of less than $1,000 or a Quarterly Bonus Award may elect to receive Bonus Shares by converting a specified percentage of the

Participant's Annual or Quarterly Bonus Award for the year to Shares. The number of Bonus Shares to be issued to an electing Program Participant is an Equivalent Number of Shares determined with respect to the percentage of the Participant's Annual or Quarterly Bonus Award for the year as specified in the Participant's election agreement then in effect. The designated percentage shall be any whole percentage not to exceed fifty percent (50%) for a year and such percentage shall be with respect to the Participant's full Annual or Quarterly Bonus Award. The Participant shall receive such Bonus Shares in lieu of cash. To make such an election, a Participant must complete an Election Form and submit it to the Committee prior to the time such an Annual Bonus Award or Quarterly Bonus Award is received.

6.       MATCHING BONUS SHARES.
         ----------------------

         (a) A Participant who receives Bonus Shares under this Bonus Shares Program and who:

                  (i) Is Continuously Employed from the date such Shares were issued through the fifth (5th) anniversary of such date; and

                  (ii) Continuously owns such Bonus Shares from the date such Shares were issued through the fifth (5th) anniversary of such date,

shall receive additional Matching Bonus Shares as of the last day of such five
(5) year period described in Paragraph (a)(ii). The number of Matching Bonus Shares is equal to the number of such Bonus Shares so held times fifty percent (50%).

         (b)      Retirement.
                  -----------

                  If a Participant's Continuous Employment ends prior to the fifth (5th) anniversary of the date such Bonus Shares were issued by reason of Retirement, Section 6(a)(i) shall not apply.

         (c)      Death or Disability.
                  --------------------

If a Participant's Continuous Employment ends prior to the fifth (5th) anniversary of the date of such Bonus Shares were issued by reason of such Participant's death or Total and Permanent Disability and the Participant continuously owns such Bonus Shares from the date issued through the date of such Participant's death or termination of employment due to Total and Permanent Disability, the Participant shall receive additional Matching Bonus Shares as of the date of death or termination due to Total and Permanent Disability, as is relevant. The number of Matching Bonus Shares is equal to the number of such Bonus Shares so held times fifty percent (50).

7.       DIVIDEND EQUIVALENT SHARES.
         ---------------------------

A Participant who receives Matching Bonus Shares under this Bonus Shares Program shall also receive additional Dividend Equivalent Shares as of the date such Matching Bonus Shares are issued. The number of Dividend Equivalent Shares is the Equivalent Number determined with respect to the amount of dividends that would have been paid on the corresponding Matching Bonus Shares for the five (5) year period described in Paragraph 6.

8.       ADMINISTRATION.
         ---------------

The Program shall be administered in accordance with Section 4 of the Stock Plan. The Committee shall have all duties and responsibilities with respect to this Bonus Shares Program as it does with respect to the Stock Plan.

9.       SHARES SUBJECT TO THIS BONUS SHARES PROGRAM.
         --------------------------------------------

Awards which are issued under this Bonus Shares Program shall be those authorized to be issued as Restricted Stock under Section 6(b) of the Stock Plan. The vesting requirements described herein shall apply to such Shares and shall be duly legended on the Shares issued pursuant to this Program.

10.      BONUS SHARES.
         -------------

         (a)      Bonus Share Award Agreements.
                  -----------------------------

Each issuance of Bonus Shares shall be evidenced by a written Award Agreement which shall set forth the terms and conditions pertaining to such Bonus Shares, provided that all such terms shall be subject to and consistent with this Program.

         (b)      Rights as a Stockholder.
                  ------------------------

A Participant shall have no rights as a shareholder of the Corporation with respect to any Shares until the date a stock certificate for such Shares is issued to the Participant.

         (c)      Six-Month Restriction on Disposition of Bonus Shares.
                  -----------------------------------------------------

A Participant who is subject to the provisions of Section 16 of the Exchange Act on the date a Bonus Share is acquired may not dispose of such Bonus Share during the 6-month period following the date such Share is acquired.

         (d)      Other Provisions.
                  -----------------

An Award Agreement may contain such other provisions as the Committee in its discretion deems advisable which are not inconsistent with the terms of the Bonus Shares Program, including but not limited to:

                  (i) Restrictions on the Vesting of the Restricted Stock;
and/or

                  (ii) Submission by the Participant of such forms and documents as the Committee may require.

11.      TERM OF PROGRAM.
         ----------------

Awards may be granted pursuant to the Program through the period ending on June 30, 2002, unless the Committee terminates, suspends or discontinues the Plan prior to such date in accordance with Section 12. The Program shall expire for all purposes on June 30, 2007. The Board is authorized to extend the Program for an additional term at any time.

12.      AMENDMENT OF THE PROGRAM.
         -------------------------

The Committee may, from time to time, terminate, suspend or discontinue the Program, in whole or in part, or revise or amend it in any respect whatsoever including, but not limited to, the adoption of any amendment deemed necessary or advisable to qualify the Awards under rules and regulations promulgated by the Securities and Exchange Commission with respect to Employees who are subject to the provisions of Section 16 of the Exchange Act, or to correct any defect or supply any omission or reconcile any inconsistency in the Program or in any Award granted under the Program, with or without approval of the stockholders of the Corporation, but if any such action is taken without the approval of the Corporation's stockholders, no such revision or amendment shall amend this
Section 12 to defeat its purpose. No amendment, termination or modification of the Program shall, without the consent of a Participant, adversely affect the Participant with respect to any Award previously granted to the Participant.

                                      PROXY
                              BANCFIRST OHIO CORP.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 23, 1998

         The undersigned hereby appoints Edward N. Cohn and James H. Nicholson, and each of them, with full power of substitution, as proxies to represent the undersigned at the Annual Meeting of Shareholders of BancFirst Ohio Corp. (the "Company") and any adjournments or postponements thereof (the "Meeting") and to vote all common shares the undersigned would be entitled to vote at the Meeting as indicated upon all matters referred to herein and in their discretion upon any other matters which may properly come before the Meeting.

1.  ELECTION OF
    DIRECTORS:   [ ] FOR all nominees listed below (except    [ ] WITHHOLD AUTHORITY
                     as marked to the contrary below).            to vote for all
                                                                  nominees listed below.

     Philip E. Burke, Gary N. Fields, James L. Nichols (CLASS II DIRECTORS)

(INSTRUCTION: To withhold authority for any individual nominee, strike a line through such individual's name above.)

2. TO APPROVE THE ADOPTION OF THE COMPANY'S 1997 OMNIBUS STOCK INCENTIVE PLAN.

                  [ ] FOR           [ ] AGAINST               [ ] ABSTAIN


3. TO APPROVE AND RATIFY THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.

                  [ ] FOR           [ ] AGAINST               [ ] ABSTAIN


4. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING .

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THE SHARES WILL BE VOTED "FOR" THE NOMINEES LISTED ABOVE AND "FOR" PROPOSALS 2 AND 3 AND IN THE DISCRETION OF THE PROXIES FOR ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

                                         Dated:                  , 1998
                                               ------------------

                                         ------------------------------
                                                    (Signed)

                                         ------------------------------
                                                     (Title)

                                         ------------------------------
                                           (Signature if held jointly)

                                         If the shares are issued in the name of
                                         two or more persons, each person should
                                         sign the Proxy. If the shares are
                                         issued in the name of a corporation or
                                         a partnership, please sign in the
                                         corporate name, by president or other
                                         authorized officer, or in the
                                         partnership name, by an authorized
                                         person. Please sign exactly as you name
                                         appears and return this Proxy promptly
                                         in the accompanying postage-paid
                                         envelope. When signing as Attorney,
                                         Executor, Administrator, Trustee,
                                         Guardian or in any other representative
                                         capacity, please give your full title
                                         as such.

                 PLEASE DATE, SIGN AND MAIL YOUR PROXY PROMPTLY